UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07685

                             Frontegra Funds, Inc.
               (Exact name of registrant as specified in charter)

                                400 Skokie Blvd.
                                   Suite 500
                           Northbrook, Illinois 60062
              (Address of principal executive offices) (Zip code)

                             William D. Forsyth III
                          400 Skokie Blvd., Suite 500
                           Northbrook, Illinois 60062
                    (Name and address of agent for service)

                                 (847) 509-9860
               Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2007

Date of reporting period:  June 30, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                             (FRONTEGRA FUNDS LOGO)

                                 ANNUAL REPORT

                        Frontegra Total Return Bond Fund
                      Frontegra Investment Grade Bond Fund
                      Frontegra IronBridge Small Cap Fund
                         Frontegra IronBridge SMID Fund
                  Frontegra New Star International Equity Fund
                     Frontegra Netols Small Cap Value Fund

                        FRONTEGRA ASSET MANAGEMENT, INC.
                                 June 30, 2007

TABLE OF CONTENTS

SHAREHOLDER LETTER                                                           1
EXPENSE EXAMPLE                                                              2
ALLOCATION OF PORTFOLIO HOLDINGS                                             5
FRONTEGRA TOTAL RETURN BOND FUND
FRONTEGRA INVESTMENT GRADE BOND FUND
 Report from Reams Asset Management Company, LLC                             8
 Investment Highlights                                                      11
 Schedule of Investments                                                    12
 Statement of Assets and Liabilities                                        25
 Statement of Operations                                                    26
 Statements of Changes in Net Assets                                        27
 Financial Highlights                                                       28
 Investment Highlights                                                      29
 Schedule of Investments                                                    30
 Statement of Assets and Liabilities                                        41
 Statement of Operations                                                    42
 Statements of Changes in Net Assets                                        43
 Financial Highlights                                                       44
FRONTEGRA IRONBRIDGE SMALL CAP FUND
FRONTEGRA IRONBRIDGE SMID FUND
 Report from IronBridge Capital Management, L.P.                            46
 Investment Highlights                                                      48
 Schedule of Investments                                                    49
 Statement of Assets and Liabilities                                        56
 Statement of Operations                                                    57
 Statements of Changes in Net Assets                                        58
 Financial Highlights                                                       59
 Investment Highlights                                                      60
 Schedule of Investments                                                    61
 Statement of Assets and Liabilities                                        67
 Statement of Operations                                                    68
 Statements of Changes in Net Assets                                        69
 Financial Highlights                                                       70
FRONTEGRA NEW STAR INTERNATIONAL EQUITY FUND
 Report from New Star Institutional Managers Limited                        72
 Investment Highlights                                                      74
 Schedule of Investments                                                    75
 Portfolio Diversification                                                  80
 Statement of Assets and Liabilities                                        81
 Statement of Operations                                                    82
 Statements of Changes in Net Assets                                        83
 Financial Highlights                                                       84
FRONTEGRA NETOLS SMALL CAP VALUE FUND
 Report from Netols Asset Management, Inc.                                  86
 Investment Highlights                                                      87
 Schedule of Investments                                                    88
 Statement of Assets and Liabilities                                        93
 Statement of Operations                                                    94
 Statements of Changes in Net Assets                                        95
 Financial Highlights                                                       96
NOTES TO FINANCIAL STATEMENTS                                               97
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                    109
ADDITIONAL INFORMATION                                                     110

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectus may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the Prospectus carefully.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontegra Funds over the past twelve months. This has been a particularly strong period for equity markets. The S&P 500 Index was up 20.59% for the twelve-month period ended June 30, 2007. Small capitalization stocks were not far behind, with the Russell 2000 Index up 16.43% for the period. Foreign markets continued their recent gains. The MSCI-EAFE Index returned 27.71%. The U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index, was up 6.12% for the twelve months ended June 30, 2007.

FUND RESULTS

The Total Return Bond Fund and the Investment Grade Bond Fund, both managed by Reams Asset Management, provided returns in excess of their benchmark (the Lehman Brothers Aggregate Bond Index) for the twelve-month period. The Total Return Bond Fund returned 7.52%, net of fees, while the Investment Grade Bond Fund returned 6.26%, net of fees.

The Frontegra IronBridge Small Cap Fund, managed by IronBridge Capital Management, returned 22.11%, net of fees, versus the 16.43% return for the benchmark Russell 2000 Index. The IronBridge SMID Fund returned 22.25%, net of fees, versus the benchmark Russell 2500 Index return of 18.74%.

The Frontegra New Star International Equity Fund, managed by London-based New Star Asset Management, returned 27.12%, net of fees, versus the benchmark return of 27.71% for the MSCI EAFE Index.

The Frontegra Netols Small Cap Value Fund, managed by Netols Asset Management, returned 25.81%, net of fees, versus the benchmark Russell 2000 Value Index return of 16.05%.

OUTLOOK

At present, core inflation in the U.S. appears to be stable, and the Federal Reserve seems committed to maintaining this. Global economic activity remains robust. However, the slowdown in the U.S. housing sector, and continued difficulties in the sub-prime mortgage market, are two prominent areas of concern -- and risk -- for the capital markets over the next twelve months.

We will continue to oversee the investment management of the Frontegra Funds with the care and diligence that have served our shareholders well in the past. As always, we appreciate your investment and continued confidence in the Frontegra Funds.

Sincerely,

/s/Thomas J. Holmberg                   /s/William D. Forsyth

Thomas J. Holmberg, CFA                 William D. Forsyth, CFA
Frontegra Asset Management, Inc.        Frontegra Asset Management, Inc.

Frontegra Funds
EXPENSE EXAMPLE
June 30, 2007

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently the Funds' transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Frontegra New Star International Equity Fund.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/07 _ 6/30/07).

ACTUAL EXPENSES

The first line of the tables on the following pages provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

FRONTEGRA TOTAL RETURN BOND FUND

                                                                          EXPENSES PAID
                                   BEGINNING            ENDING            DURING PERIOD
                                 ACCOUNT VALUE       ACCOUNT VALUE      JANUARY 1, 2007 -
                                JANUARY 1, 2007      JUNE 30, 2007     JUNE 30, 2007*<F1>
                                ---------------      -------------     ------------------
Actual                             $1,000.00           $1,009.90              $1.00
Hypothetical (5% return
  before expenses)                 $1,000.00           $1,023.80              $1.00

*<F1> Expenses are equal to the Fund's annualized expense ratio of 0.20%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FRONTEGRA INVESTMENT GRADE BOND FUND

                                                                         EXPENSES PAID
                                   BEGINNING            ENDING           DURING PERIOD
                                 ACCOUNT VALUE      ACCOUNT VALUE      JANUARY 1, 2007 -
                                JANUARY 1, 2007     JUNE 30, 2007     JUNE 30, 2007*<F2>
                                ---------------     -------------     ------------------
Actual                             $1,000.00          $1,009.70              $1.00
Hypothetical (5% return
  before expenses)                 $1,000.00          $1,023.80              $1.00

*<F2> Expenses are equal to the Fund's annualized expense ratio of 0.20%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FRONTEGRA IRONBRIDGE SMALL CAP FUND

                                                                         EXPENSES PAID
                                   BEGINNING            ENDING           DURING PERIOD
                                 ACCOUNT VALUE       ACCOUNT VALUE     JANUARY 1, 2007 -
                                JANUARY 1, 2007      JUNE 30, 2007    JUNE 30, 2007*<F3>
                                ---------------      -------------    ------------------
Actual                             $1,000.00           $1,123.10             $5.79
Hypothetical (5% return
  before expenses)                 $1,000.00           $1,019.34             $5.51

*<F3> Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FRONTEGRA IRONBRIDGE SMID FUND

                                                                          EXPENSES PAID
                                   BEGINNING            ENDING            DURING PERIOD
                                 ACCOUNT VALUE       ACCOUNT VALUE      JANUARY 1, 2007 -
                                JANUARY 1, 2007      JUNE 30, 2007     JUNE 30, 2007*<F4>
                                ---------------      -------------     ------------------
Actual                             $1,000.00           $1,142.90              $5.05
Hypothetical (5% return
  before expenses)                 $1,000.00           $1,020.08              $4.76


*<F4> Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FRONTEGRA NEW STAR INTERNATIONAL EQUITY FUND

                                                                          EXPENSES PAID
                                   BEGINNING            ENDING            DURING PERIOD
                                 ACCOUNT VALUE       ACCOUNT VALUE      JANUARY 1, 2007 -
                                JANUARY 1, 2007      JUNE 30, 2007     JUNE 30, 2007*<F5>
                                ---------------      -------------     ------------------
Actual                             $1,000.00           $1,133.70              $3.97
Hypothetical (5% return
  before expenses)                 $1,000.00           $1,021.08              $3.76

*<F5> Expenses are equal to the Fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FRONTEGRA NETOLS SMALL CAP VALUE FUND

                                                                          EXPENSES PAID
                                   BEGINNING             ENDING           DURING PERIOD
                                 ACCOUNT VALUE       ACCOUNT VALUE      JANUARY 1, 2007 -
                                JANUARY 1, 2007      JUNE 30, 2007     JUNE 30, 2007*<F6>
                                ---------------      -------------     ------------------
Actual                             $1,000.00           $1,122.90              $5.79
Hypothetical (5% return
  before expenses)                 $1,000.00           $1,019.34              $5.51


*<F6> Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Frontegra Funds
ALLOCATION OF PORTFOLIO HOLDINGS
June 30, 2007

                     FRONTEGRA TOTAL RETURN BOND FUND*<F7>

Mortgage-Backed Securities                                                65.9%
Short-Term Investments                                                    17.1%
Corporate Bonds                                                           11.0%
U.S. Treasury Obligations                                                 16.8%
Asset-Backed Securities                                                    7.9%
U.S. Government Agency Issues                                             13.4%
Supranational Issue                                                        0.3%
Supranational Obligations                                                  5.6%


                   FRONTEGRA INVESTMENT GRADE BOND FUND*<F7>

Mortgage-Backed Securities                                                76.4%
Short-Term Investments                                                    14.5%
U.S. Treasury Obligations                                                 17.0%
Corporate Bonds                                                            6.2%
Asset-Backed Securities                                                   11.9%
U.S. Government Agency Issues                                             15.7%
Supranational Issue                                                        0.3%

*<F7>  Percentages shown are based on the Fund's total net assets.


                    FRONTEGRA IRONBRIDGE SMALL CAP FUND*<F8>

Common Stocks                                                             97.4%
Short-Term Investments                                                     3.0%


                      FRONTEGRA IRONBRIDGE SMID FUND*<F8>

Common Stocks                                                             95.6%
Short-Term Investments                                                     4.5%


                               FRONTEGRA NEW STAR
                         INTERNATIONAL EQUITY FUND*<F8>

Common Stocks                                                             97.9%
Short-Term Investments                                                     0.2%
Other Assets                                                               1.9%


                                FRONTEGRA NETOLS
                           SMALL CAP VALUE FUND*<F8>

Common Stocks                                                             99.5%
Short-Term Investments                                                     0.2%
Other Assets                                                               0.3%

*<F8>  Percentages shown are based on the Fund's total net assets.

                                   FRONTEGRA
                             TOTAL RETURN BOND FUND

                                   FRONTEGRA
                                INVESTMENT GRADE
                                   BOND FUND

REPORT FROM REAMS ASSET
MANAGEMENT COMPANY, LLC:

Dear Shareholders:

The Frontegra Total Return Bond Fund strives to achieve a high level of total return consistent with the preservation of capital by investing in a diversified portfolio of fixed income securities of varying maturities. This objective is relative to and measured against the Lehman Brothers Aggregate Bond Index.

The Frontegra Investment Grade Bond Fund strives to achieve a high level of total return consistent with the preservation of capital by investing in a diversified portfolio of investment grade bonds of varying maturities. This objective is relative to and measured against the Lehman Brothers Aggregate Bond Index.

PERFORMANCE REVIEW

For the 12 month fiscal year ended 6/30/07, the Frontegra Total Return Bond Fund had a net return of 7.52% compared to a return of 6.12% for the Lehman Brothers Aggregate Bond Index. The difference in performance was 1.40%. Macro factors had a negative impact for the period, with duration strategy subtracting 28 basis points as the portfolio was lengthened in 2007 as interest rates continued to rise. Yield curve strategy subtracted 1 basis point. Sector decisions added 39 basis points and security selection added 157 basis points. Within these categories, the high yield sector was the biggest contribution, adding 173 basis points, of which 99 basis points was the recovery of WorldCom class action proceeds. Mortgage holdings added 29 basis points, non-Treasury government holdings added 4 basis points, and TIPS added 2 basis points. The underweighting of investment grade credit subtracted 10 basis points and nondollar holdings subtracted 2 basis points. Fees reduced net returns by 20 basis points.

For the 12 month fiscal year ended 6/30/07, the Frontegra Investment Grade Bond Fund had a net return of 6.26% compared to a return of 6.12% for the Lehman Brothers Aggregate Bond Index. The difference in performance was 0.14%. Macro factors had a negative impact for the period, with duration strategy subtracting 12 basis points as the portfolio was lengthened in 2007 as interest rates continued to rise. Yield curve strategy subtracted 1 basis point. Sector decisions added 23 basis points and security selection added 35 basis points. Within these categories, the mortgage sector added 43 basis points due to sector overweighting and good selection, non-Treasury government holdings added 3 basis points, and TIPS added 1 basis point. Credit holdings added 11 basis points, with a 15 basis point WorldCom recovery offsetting a negative impact of 4 basis points from sector underweighting. Fees reduced net returns by 20 basis points.

FIXED INCOME OUTLOOK

While interest rates ended the fiscal year close to June 2006 levels, most rates traded considerably lower during the year, with 10-year Treasury yields dropping as low as 4.45% in November 2006 before ending the fiscal year at 5.10%. As a result, while bond market returns were fairly coupon-like, bonds experienced considerable volatility during the year. Despite housing-related weakness and very weak GDP growth early in the year, growth prospects for the U.S. have recently improved, while core inflation remains relatively stable.

    _ Despite very weak 0.7% growth in first quarter U.S. GDP due to manufacturing and housing retrenchment, forward growth prospects have improved as manufacturing and trade have rebounded while housing appears to be bottoming. Strong global economic activity has also been a positive factor. We expect GDP growth of about 2.5% in the second quarter and into the second half of the year.

    _ U.S. consumption appears to be weakening from its previously above-trend growth rate, but the underlying employment, wage, and income trends remain reasonably strong. Leading indicators remain in a prolonged sideways pattern.

    _ Housing will continue to be a major negative factor in the second quarter, but we expect the decline to flatten out in the second half based on current statistics on permits, starts, and sales.

    _ Food and energy prices have recently lifted the inflation numbers, but core price inflation, which is more important to monetary policy, remains in our expected range of 2.0-2.5%.

    _ We expect the Fed funds rate to remain at 5.25% for the foreseeable future.

    _ With rates along the entire U.S. Treasury yield curve holding near 5.0% after rising in May and early June, we think that inflation-adjusted yields across the curve are reasonably attractive.

TOTAL RETURN PORTFOLIO STRATEGY

    _ With inflation-adjusted Treasury yields falling back to neutral levels after rising higher in early June, we have returned portfolio duration to a relatively neutral level.

    _ Yield curve strategy is relatively neutral, reflecting the substantial flattening of the curve that has occurred.

    _ Mortgages are overweighted, since the sector has cheapened and offers relatively high yields and low risk. Emphasis is on stable short-maturity pass-throughs, low coupons, CMBS and short CMOs. The portfolio does not hold subprime issues. All mortgage holdings are rated "AAA".

    _ Investment grade credit exposure is well below benchmark levels, reflecting low spreads, unattractive values, and buyout risks. Credit themes isolated from these risks that we currently favor include utility first mortgage bonds, rail equipment trusts, and GIC-backed insurance bonds.

    _ A TIPS position was added as TIPS yields moved up with Treasuries in May and became attractive, but the position was eliminated in June as TIPS improved.

    _ High yield exposure was increased slightly in late June as high yield spreads widened sharply in sympathy with subprime difficulties. However, high yield holdings remain moderate since spreads remain historically low.

    _ Nondollar holdings are being maintained in unhedged Yen securities and hedged UK Treasuries.

INVESTMENT GRADE PORTFOLIO STRATEGY

   _ With inflation-adjusted Treasury yields falling back to neutral levels after rising higher in early June, we have returned portfolio duration to a relatively neutral level.

   _ Yield curve strategy is relatively neutral, reflecting the substantial flattening of the curve that has occurred.

   _ Mortgages are overweighted, since the sector has cheapened and offers relatively high yields and low risk. Emphasis is on stable short-maturity pass-throughs, low coupons, CMBS and short CMOs. The portfolio does not hold subprime issues. All mortgage holdings are rated "AAA".

   _ Investment grade credit exposure is well below benchmark levels, reflecting low spreads, unattractive values, and buyout risks. Credit themes isolated from these risks that we currently favor include utility first mortgage bonds, rail equipment trusts, and GIC-backed insurance bonds.

   _ A TIPS position was added as TIPS yields moved up with Treasuries in May and became attractive, but the position was eliminated in June as TIPS improved.

We appreciate your continued support as shareholders in the Funds.

Regards,

/s/Mark M. Egan                         /s/Robert A. Crider

Mark M. Egan, CFA, CPA                  Robert A. Crider, CFA
Reams Asset Management Company, LLC     Reams Asset Management Company, LLC

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment (Unaudited)

                         Frontegra Total                 Lehman Brothers
     Date                Return Bond Fund             Aggregate Bond Index
     ----                ----------------             --------------------
     6/30/97                 $100,000                       $100,000
     9/30/97                 $103,500                       $103,320
    12/31/97                 $105,622                       $106,368
     3/31/98                 $107,639                       $108,027
     6/30/98                 $109,878                       $110,555
     9/30/98                 $114,130                       $115,232
    12/31/98                 $114,541                       $115,623
     3/31/99                 $114,209                       $115,045
     6/30/99                 $113,558                       $114,033
     9/30/99                 $114,625                       $114,808
    12/31/99                 $114,385                       $114,671
   3/31/2000                 $118,056                       $117,205
   6/30/2000                 $121,256                       $119,244
   9/30/2000                 $125,282                       $122,845
  12/31/2000                 $129,804                       $128,017
   3/31/2001                 $134,854                       $131,896
   6/30/2001                 $135,636                       $132,635
   9/30/2001                 $140,641                       $138,749
  12/31/2001                 $139,403                       $138,805
   3/31/2002                 $139,598                       $138,929
   6/30/2002                 $140,296                       $144,056
   9/30/2002                 $141,447                       $150,654
  12/31/2002                 $147,373                       $153,019
   3/31/2003                 $151,735                       $155,146
   6/30/2003                 $158,943                       $159,025
   9/30/2003                 $159,579                       $158,786
  12/31/2003                 $160,967                       $159,294
   3/31/2004                 $165,313                       $163,531
   6/30/2004                 $161,660                       $159,541
   9/30/2004                 $167,075                       $164,647
  12/31/2004                 $169,080                       $166,227
   3/31/2005                 $167,406                       $165,429
   6/30/2005                 $172,981                       $170,409
   9/30/2005                 $173,119                       $169,250
  12/31/2005                 $173,552                       $170,249
   3/31/2006                 $173,170                       $169,159
   6/30/2006                 $173,603                       $169,024
   9/30/2006                 $180,582                       $175,463
  12/31/2006                 $184,826                       $177,639
   3/31/2007                 $188,042                       $180,304
   6/30/2007                 $186,669                       $179,366

Portfolio Total Return*<F9>
FOR THE YEAR ENDED 6/30/07

SIX MONTHS                         0.99%

ONE YEAR                           7.52%

FIVE YEAR
AVERAGE ANNUAL                     5.88%

TEN YEAR
AVERAGE ANNUAL                     6.44%

SINCE COMMENCEMENT
AVERAGE ANNUAL                     6.26%

This chart assumes an initial gross investment of $100,000 made on 6/30/97. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset backed and mortgage backed securities, with maturities of at least one year. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities. A direct investment in the index is not possible.

*<F9> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS
June 30, 2007

Principal Amount                                                         Value
----------------                                                         -----
                  ASSET BACKED SECURITIES  7.9%
                  American Express Credit Account Master Trust
     $ 1,225,000    2005-3, 5.320%, 01/18/2011 (c)<F12>(e)<F14>   $  1,223,554
         560,000    2005-6, 5.320%, 03/15/2011 (c)<F12>(e)<F14>        559,104
                  Bank One Issuance Trust
       1,940,000    2003-3A, 5.430%, 12/15/2010 (c)<F12>(e)<F14>     1,941,983
       1,720,000    2002-5A, 5.440%, 06/15/2010 (c)<F12>(e)<F14>     1,720,709
                  Capital One Auto Trust
         885,000    2007-A, 5.330%, 05/15/2010 (e)<F14>                884,956
         835,000    2007-B, 5.270%, 06/15/2010 (e)<F14>                834,451
         790,000  Chase Issuance Trust
                  2005-1A, 5.330%, 12/15/2010 (c)<F12>(e)<F14>         790,184
         545,000  Citibank Credit Card Issuance Trust
                    2003-A3, 3.100%, 03/10/2010                        536,506
       2,885,000  Discover Card Master Trust I
                    2003-2, 5.450%, 08/15/2010 (c)<F12>(e)<F14>      2,887,712
       1,440,271  Ford Credit Auto Trust
                    2006-B, 5.420%, 07/15/2009 (e)<F14>              1,440,643
         780,000  Hertz Vehicle Financing LLC
                    2005-2A, 5.080%, 11/25/2011
                    (Acquired 12/15/2005, Cost $779,873) (a)<F10>      769,166
       1,630,000  Honda Auto Receivables Owner
                    Series 2006-1, 5.070%, 02/18/2010                1,626,926
         201,320  Household Automotive Trust
                    2007-1, 5.326%, 02/17/2008                         201,406
           1,890  Mego Mortgage Home Loan Trust
                    1996-2, 7.275%, 08/25/2017                           1,883
         704,313  Mid-State Trust
                    11, 4.864%, 07/15/2038                             658,002
       2,882,325  SLM Student Loan Trust
                    2007-1, 5.330%, 04/25/2012 (c)<F12>(e)<F14>      2,883,660
                  USAA Auto Owner Trust
         106,402    2006-4, 5.340%, 12/13/2007 (e)<F14>                106,434
          51,231    2006-1, 5.030%, 11/17/2008 (e)<F14>                 51,236
       2,670,000    2006-1, 5.010%, 09/15/2010 (e)<F14>              2,664,176
                                                                  ------------
                  TOTAL ASSET BACKED SECURITIES
                    (Cost $21,835,567)                              21,782,691
                                                                  ------------

                  CORPORATE BONDS  11.0%
                  Automobiles  0.8%
         309,225  Ford Motor Co.
                    8.320%, 12/15/2013
                    (Acquired 12/15/2006, Cost $309,225) (a)<F10>      310,771
                  General Motors Corp.
       1,296,750    7.735%, 11/27/2013
                    (Acquired 11/27/2006, Cost $1,296,750) (a)<F10>  1,301,613
         675,000    8.375%, 07/15/2033                                 615,938
                                                                  ------------
                                                                     2,228,322
                                                                  ------------
                  Chemicals  0.2%
         541,000  Georgia Gulf Corp.
                    9.500%, 10/15/2014
                    (Acquired 09/28/2006, Cost $538,320)(a)<F10>       538,295
                                                                  ------------

                  Consumer Finance  1.6%
                  Ford Motor Credit Co.
         630,000    7.800%, 06/01/2012                                 614,582
       1,990,000    5.700%, 01/15/2010                               1,901,146
         780,000  GMAC LLC
                    6.625%, 05/15/2012                                 753,231
       1,110,000  Residential Capital LLC
                    6.500%, 04/17/2013                               1,072,903
                                                                  ------------
                                                                     4,341,862
                                                                  ------------
                  Diversified Financial Services  0.5%
         570,000  Pricoa Global Funding I
                    5.4075%, 03/03/2009
                    (Acquired 03/01/2006,
                    Cost $570,000) (a)<F10>(c)<F12>(e)<F14>            570,459
         928,388  Windsor Financing LLC
                    5.881%, 07/15/2017
                    (Acquired 02/07/2006 and 06/28/2006,
                    Cost $933,975) (a)<F10>                            914,713
                                                                  ------------
                                                                     1,485,172
                                                                  ------------
                  Diversified Telecommunication Services  0.2%
         705,000  Telecom Italia Capital
                    5.250%, 11/15/2013 (b)<F11>                        671,775
                                                                  ------------

                  Electric Utilities  3.0%
         525,000  Commonwealth Edison Co.
                    5.950%, 08/15/2016                                 513,965
         952,000  Consumers Energy Co.
                    4.400%, 08/15/2009                                 930,236
         881,000  Entergy Gulf States Inc.
                    4.875%, 11/01/2011                                 844,231
         561,000  Entergy Louisiana LLC
                    5.500%, 04/01/2019                                 532,354
       1,285,000  Great River Energy
                    5.829%, 07/01/2017
                    (Acquired 06/21/2007,
                    Cost $1,285,000) (a)<F10>(e)<F14>                1,287,686
                  Indianapolis Power & Light Co.
         245,000    6.300%, 07/01/2013 (Acquired 10/17/2006,
                    Cost $253,210) (a)<F10>                            249,697
         525,000    6.050%, 10/01/2036 (Acquired 10/02/2006,
                    Cost $521,630) (a)<F10>                            499,913
         630,000  Mackinaw Power LLC
                    6.296%, 10/31/2023
                    (Acquired 06/15/2007 and 06/19/2007,
                    Cost $630,995) (a)<F10>                            632,469
         475,000  Northern State Power
                    6.200%, 07/01/2037                                 479,990
         400,000  Public Service Electric & Gas
                    5.000%, 01/01/2013                                 386,775
         935,000  Southern California Edison Co.
                    5.460%, 02/02/2009 (c)<F12>                        935,402
         410,000  Tenaska Gateway Partners
                    6.052%, 12/30/2023 (Acquired 05/31/2007,
                    Cost $410,000) (a)<F10>                            405,363
         745,000  Westar Energy Inc.
                    6.000%, 07/01/2014                                 748,153
                                                                  ------------
                                                                     8,446,234
                                                                  ------------
                  Gas Utilities  0.6%
         102,169  Alliance Pipeline U.S.
                    4.591%, 12/31/2025
                    (Acquired 06/08/2006 and 07/12/2006,
                    Cost $94,578) (a)<F10>(b)<F11>                      93,994
         675,000  Gulfstream Natural Gas
                    5.560%, 11/01/2015
                    (Acquired 10/19/2005 to 05/16/2006,
                    Cost $671,302) (a)<F10>                            654,199
         450,000  Source Gas LLC
                    5.900%, 04/01/2017 (Acquired 04/11/2007,
                    Cost $448,583) (a)<F10>                            437,450
         410,000  Southern Star Cent Gas
                    6.000%, 06/01/2016
                    (Acquired 04/12/2006 and 05/11/2006,
                    Cost $406,365) (a)<F10>                            398,725
                                                                  ------------
                                                                     1,584,368
                                                                  ------------
                  Insurance  0.2%
         575,000  Jackson National Life Global Funding
                    5.125%, 02/10/2011 (Acquired 02/03/2006,
                    Cost $574,523) (a)<F10>                            566,634
                                                                  ------------

                  Medical Supplies & Services  0.5%
         830,000  Community Health Systems, Inc.
                    5.545%, 07/25/2014 (e)<F14>                        830,000
         443,888  HCA Inc.
                    8.110%, 11/17/2013 (Acquired 11/14/2006,
                    Cost $443,888) (a)<F10>                            444,442
                                                                  ------------
                                                                     1,274,442
                                                                  ------------
                  Multi-Utilities & Unregulated Power  1.8%
         481,471  Aes Eastern Energy 1999-1
                    Series 1999-1, 9.000%, 01/02/2017                  536,840
       1,083,018  Borger Energy Funding
                    Series 1998, 7.260%, 12/31/2022
                    (Acquired 01/30/2006 to 06/01/2007,
                    Cost $1,056,370) (a)<F10>                        1,072,188
         824,291  Edison Mission Energy Funding
                    7.330%, 09/15/2008
                    (Acquired 10/23/2002 to 07/12/2005,
                    Cost $808,751) (a)<F10>                            820,170
         765,625  Homer City Funding LLC
                    8.137%, 10/01/2019                                 811,562
         643,323  Kern River Funding Corp.
                    4.893%, 04/30/2018
                    (Acquired 05/09/2005 to 09/19/2006,
                    Cost $626,366) (a)<F10>                            614,824
         644,085  Kiowa Power Partners LLC
                    4.811%, 12/30/2013
                    (Acquired 11/19/2004 to 05/02/2006,
                    Cost $643,185) (a)<F10>                            619,919
                  Midwest Generation LLC
         400,325    8.300%, 07/02/2009                                 408,331
          79,306    8.560%, 01/02/2016                                  84,560
                                                                  ------------
                                                                     4,968,394
                                                                  ------------
                  Natural Gas Transmission  0.2%
                  Tennessee Gas Pipeline Co.
         565,000    7.500%, 04/01/2017                                 607,963
                                                                  ------------

                  Oil, Gas & Consumable Fuels  0.7%
          78,750  Pemex Finance Ltd.
                    9.690%, 08/15/2009 (b)<F11>                         82,589
         585,000  Pioneer Natural Resources Co.
                    6.650%, 03/15/2017                                 553,587
         700,000  Sabine Pass LNG LP
                    7.250%, 11/30/2013 (Acquired 11/01/2006,
                    Cost $700,000) (a)<F10>                            694,750
         580,000  Tesoro Corp.
                    6.500%, 06/01/2017
                    (Acquired 05/23/2007 and 05/24/2007,
                    Cost $581,700) (a)<F10>                            566,950
                                                                  ------------
                                                                     1,897,876
                                                                  ------------
                  Paper & Forest Products  0.1%
         398,000  Abitibi-Consolidated, Inc.
                    8.500%, 08/01/2029 (b)<F11>                        326,360
                                                                  ------------

                  Real Estate Investment Trusts  0.3%
         855,000  CPG Partners LP
                    3.500%, 03/15/2009                                 826,957
                                                                  ------------

                  Transportation  0.3%
         415,068  Burlington North Santa Fe
                    4.830%, 01/15/2023                                 378,973
         460,000  Union Pacific Railroad Co.
                    5.866%, 07/02/2030                                 460,957
                                                                  ------------
                                                                       839,930
                                                                  ------------
                  TOTAL CORPORATE BONDS
                    (Cost $31,292,501)                              30,604,584
                                                                  ------------

                  MORTGAGE BACKED SECURITIES  65.9%
         916,247  Banc of America Commercial Mortgage Inc.
                    Series 2005-2, 4.247%, 07/10/2043                  909,454
                  Banc of America Commercial Mortgage Inc.
       2,270,000    Pool # 2004-2, 4.050%, 11/10/2038                2,183,840
         667,841    Pool # 2006-6, 5.226%, 10/10/2045                  663,197
       1,110,000    Pool # 2005-6, 5.165%, 09/10/2047                1,097,594
       2,750,000  Citigroup/Deutsche Bank Commercial Mortgage Trust
                    Series 2007-CD4, 5.322%, 12/11/2049              2,637,944
       2,552,058  Commercial Mortgage Pass-Through Certificate
                    Pool # 2003-LB1A, 3.251%, 10/10/2012             2,419,268
                  Credit Suisse First Boston
                    Mortgage Securities Corp.
         488,812    Pool # 2005-10, 5.000%, 09/25/2015                 481,645
         119,843    Pool # 2003-1, 7.000%, 02/25/2033 (e)<F14>         119,714
         795,711    Pool # 2003-C3, 2.079%, 05/15/2038 (e)<F14>        783,421
                  FHLMC Pools
         140,281    Pool # M80779, 5.000%, 11/01/2009                  139,801
       1,648,546    Pool # B14039, 4.000%, 05/01/2014                1,582,566
       1,527,892    Pool # G11672, 5.000%, 03/01/2015                1,505,270
         389,969    Pool # B19614, 5.000%, 07/01/2015                  383,562
       1,872,719    Pool # G11745, 5.000%, 07/01/2015                1,842,755
       1,215,690    Pool # G11970, 5.000%, 04/01/2016                1,184,875
       1,071,102    Pool # E0-1418, 4.000%, 07/01/2018                 998,035
          38,539    Pool # G1-1657, 4.500%, 12/01/2018                  36,734
         925,325    Pool # E01647, 4.000%, 05/01/2019                  861,119
         175,692    Pool # 2802, 4.500%, 02/15/2020 (e)<F14>           175,322
         995,256    Pool # G1-1678, 4.500%, 04/01/2020                 947,095
         387,907    Pool # 2692, 3.500%, 01/15/2023 (e)<F14>           385,233
         599,493    Pool # A45788, 6.500%, 05/01/2035                  609,654
                  FHLMC Remic
       1,654,841    Series 3196, 5.250%, 08/15/2011                  1,645,107
       2,933,219    Series R001, 4.375%, 04/15/2015                  2,849,314
         642,876    Series 2848, 5.000%, 06/15/2015 (e)<F14>           640,369
         164,697    Series 2508, 4.500%, 03/15/2016 (e)<F14>           163,392
       1,355,448    Series 2786, 4.000%, 08/15/2017                  1,298,339
         265,730    Series 2912, 5.500%, 12/15/2020 (e)<F14>           265,386
         608,002    Series 2695, 3.500%, 11/15/2022 (e)<F14>           599,203
          42,461    Series 2574, 4.500%, 05/15/2026 (e)<F14>            42,381
         847,444    Series 2731, 4.500%, 11/15/2028                    822,270
         525,735    Series 2793, 4.500%, 09/15/2029                    506,425
       1,070,000    Series 3200, 5.000%, 12/15/2031                  1,023,299
       2,266,010    Series 2990, 4.500%, 02/15/2033                  2,167,992
       1,686,353    Series 3031, 4.500%, 08/15/2033                  1,611,236
       1,478,250    Series 3114, 5.000%, 09/15/2033                  1,436,893
       2,801,697    Series 3169, 5.000%, 06/15/2034                  2,716,626
       1,710,000    Series 3202, 4.500%, 03/15/2035                  1,629,681
         999,320    Series 3114, 5.000%, 02/15/2036                    764,585
                  FNMA Pools
       1,669,870    Pool # 387219, 4.125%, 01/01/2010                1,620,721
         394,359    Pool # 254659, 4.500%, 02/01/2013                  384,834
       1,634,145    Pool # 254758, 4.500%, 06/01/2013                1,592,824
         787,005    Pool # 768008, 5.000%, 06/01/2013                  776,446
         449,423    Pool # 768009, 5.000%, 06/01/2013                  443,526
         781,597    Pool # 254806, 4.500%, 07/01/2013                  761,612
         615,307    Pool # 555648, 4.543%, 06/01/2013                  587,185
       1,048,669    Pool # 386341, 3.810%, 08/01/2013                  967,885
         885,881    Pool # 386441, 3.980%, 08/01/2013                  832,465
         509,698    Pool # 735065, 4.498%, 08/01/2013                  483,646
         419,520    Pool # 763019, 5.000%, 08/01/2013                  414,015
         987,952    Pool # 254909, 4.000%, 09/01/2013                  950,659
         434,606    Pool # 255450, 4.500%, 10/01/2014                  421,553
         940,194    Pool # 745659, 5.000%, 04/01/2016                  915,968
       1,040,851    Pool # 745444, 5.500%, 04/01/2016                1,028,665
       3,064,251    Pool # 357312, 5.000%, 12/01/2017                2,972,247
         694,912    Pool # 254919, 4.000%, 09/01/2018                  646,739
       2,219,912    Pool # 254865, 4.500%, 09/01/2018                2,115,210
       1,448,561    Pool # 725546, 4.500%, 06/01/2019                1,378,192
       2,849,617    Pool # 735841, 4.500%, 11/01/2019                2,711,189
       4,635,000    Pool # 19355, 6.000%, 08/15/2022                 4,653,827
          49,465    Pool # 433043, 6.500%, 06/01/2028                   50,485
          55,767    Pool # 447704, 6.500%, 11/01/2028                   56,918
          25,187    Pool # 448235, 6.500%, 11/01/2028                   25,706
          66,283    Pool # 448635, 6.500%, 11/01/2028                   67,650
           3,766    Pool # 449012, 6.500%, 11/01/2028                    3,844
          24,736    Pool # 487778, 6.500%, 03/01/2029                   25,244
         799,341    Pool # 555203, 7.000%, 09/01/2032                  821,173
                  FNMA Remic
          60,017    Series 2003-87, 3.500%, 04/25/2011 (e)<F14>         59,834
          96,386    Series 2003-88, 3.500%, 04/25/2011 (e)<F14>         96,059
          57,447    Series 2002-83, 5.000%, 11/25/2012 (e)<F14>         57,274
         985,708    Series 2002-74, 5.000%, 03/25/2015                 980,303
       3,520,659    Series 2005-35, 4.000%, 08/25/2018               3,371,941
       2,994,609    Series 2004-93, 4.250%, 04/25/2019               2,867,881
         337,901    Series 2003-58, 3.500%, 10/25/2021 (e)<F14>        335,473
          75,000    Series 1994-3, 5.500%, 01/25/2024                   73,870
       1,718,650    Series 2005-95, 4.500%, 03/25/2033               1,638,493
         431,139    Series 2003-W19, 5.500%, 11/25/2043 (e)<F14>       428,818
         677,172    Series 2004-T2, 7.000%, 11/25/2043                 696,446
                  FNMA TBA
       7,770,000    5.000%, 07/15/2037 (d)<F13>                      7,279,519
      32,775,000    5.500%, 07/15/2037 (d)<F13>                     31,607,391
       5,990,000    6.000%, 07/15/2037 (d)<F13>                      5,924,481
       3,060,000    5.000%, 08/15/2037 (d)<F13>                      2,865,880
       4,590,000    5.500%, 08/15/2037 (d)<F13>                      4,423,613
      22,965,000    6.000%, 08/15/2037 (d)<F13>                     22,699,479
       4,735,000    6.500%, 08/15/2037 (d)<F13>                      4,774,954
                  GMAC Commercial Mortgage Securities Inc.
       1,309,009    Pool # 2005-21, 5.000%, 03/20/2035               1,088,433
       2,432,577    Pool # 2003-C1, 3.337%, 05/10/2036               2,310,664
          15,121  GNMA Pool
                    Pool # 36629, 9.500%, 10/15/2009                    15,690
       1,350,000  GS Mortgage Securities Corp. II
                    Series 2007-EOP, 5.420%, 03/06/2020
                    (Acquired 06/06/2007,
                    Cost $1,350,000) (a)<F10>(c)<F12>                1,350,000
       2,085,000  Greenwich Capital Commercial Funding Corp.
                    Pool # 2005-GG5, 5.117%, 04/10/2037              2,061,846
       1,695,000  JP Morgan Chase Commercial
                    Mortgage Securities Corp.
                    Series 2006-LDP9, 5.336%, 05/15/2047             1,624,656
                  LB-UBS Commercial Mortgage Trust
         403,999    Pool # 2003-C3, 2.599%, 05/15/2027                 397,216
         715,000    Pool # 2005-C5, 4.885%, 09/15/2030                 704,609
       3,080,000    Pool # 2005-C7, 5.103%, 11/15/2030               3,044,100
         639,288  Master Alternative Loans Trust
                    Pool # 2004-6, 4.500%, 07/25/2014                  625,586
                  Master Asset Securitization Trust
         510,160    Pool # 2004-3, 4.750%, 01/25/2014                  501,288
          41,998    Pool # 2003-11, 4.000%, 12/25/2033 (e)<F14>         41,868
                  Merrill Lynch Commercial Mortgage Trust
         390,133    Series 2002-MW1, 4.929%, 07/12/2034 (e)<F14>       388,985
       1,166,252    Series 2006-C2, 5.601%, 08/12/2043               1,168,196
       1,072,622    Series 2006-3, 4.711%, 07/12/2046                1,053,286
                  Morgan Stanley Capital I
         861,769    Pool # 2003-IQ4, 3.270%, 05/15/2040                830,139
          21,972  Nomura Asset Acceptance Corp.
                    Pool # 2005-AP3, 5.211%, 08/25/2035 (c)<F12>        21,973
                  Wachovia Bank Commercial Mortgage Trust
         858,130    Pool # 2003-C5, 2.986%, 06/15/2035                 810,312
       2,422,440    Pool # 2003-C7, 4.241%, 10/15/2035
                    (Acquired 09/26/2006 and 01/18/2007,
                    Cost $2,361,566) (a)<F10>                        2,353,192
       1,974,250  Wells Fargo Mortgage Backed Securities Trust
                    Pool # 2006-3, 5.500%, 03/25/2036                1,954,678
                                                                  ------------
                  TOTAL MORTGAGE BACKED SECURITIES
                    (Cost $183,325,211)                            182,369,450
                                                                  ------------
                  SUPRANATIONAL ISSUE  0.3%
         920,000  European Investment Bank
                    4.875%, 02/15/2036 (b)<F11>                        833,493
                                                                  ------------
                  TOTAL SUPRANATIONAL ISSUE
                    (Cost $912,428)                                    833,493
                                                                  ------------

                  SUPRANATIONAL OBLIGATIONS  5.6%
JPY  343,000,000  International Bank Reconnaissance & Development
                    2.000%, 02/18/2008
                    (Acquired 05/16/2007,
                    Cost $2,872,653) (a)<F10>(b)<F11>                2,804,496
JPY  330,000,000  Republic Of Finland
                    0.300%, 10/18/2007
                    (Acquired 05/10/2007,
                    Cost $2,743,019) (a)<F10>(b)<F11>                2,675,542
BP     5,630,000  UK Govt. Treasury
                    4.000%, 09/07/2016                              10,131,140
                                                                  ------------
                  TOTAL SUPRANATIONAL OBLIGATIONS
                    (Cost $15,743,070)                              15,611,178
                                                                  ------------
                  U.S. GOVERNMENT AGENCY ISSUES  13.4%
                  Federal Home Loan Bank
       2,860,000  5.750%, 10/15/2007                                 2,862,688
       1,435,000  5.500%, 12/27/2007                                 1,435,601
       2,515,000  5.500%, 01/28/2008                                 2,516,424
       8,895,000  2.625%, 07/15/2008                                 8,661,924
       8,855,000  5.250%, 08/14/2008                                 8,851,865
                  Freddie Mac
         745,000  5.500%, 01/18/2008                                   745,402
       6,015,000  5.500%, 08/20/2012                                 6,069,502
                  Fannie Mae
       5,965,000  5.000%, 09/15/2008                                 5,945,811
                                                                  ------------
                  TOTAL U.S. GOVERNMENT AGENCY ISSUES
                    (Cost $37,114,531)                              37,089,217
                                                                  ------------

                  U.S. TREASURY OBLIGATIONS  16.8%
                  U.S. Treasury Bonds  0.9%
       2,585,000  5.250%, 02/15/2029 (e)<F14>                        2,602,772
                                                                  ------------

                  U.S. Treasury Notes  15.9%
       5,970,000  4.500%, 04/30/2012 (e)<F14>                        5,858,994
         685,000  4.750%, 05/31/2012                                   679,649
       9,575,000  4.625%, 11/15/2016 (e)<F14>                        9,279,525
      27,425,000  4.625%, 02/15/2017 (e)<F14>                       26,559,412
       1,545,000  4.500%, 05/15/2017                                 1,481,268
                                                                  ------------
                                                                    43,858,848
                                                                  ------------
                  TOTAL U.S. TREASURY OBLIGATIONS
                    (Cost $46,174,849)                              46,461,620
                                                                  ------------

                  SHORT-TERM INVESTMENTS  17.1%
                  US Government Agency Issues (f)<F15>  9.5%
      26,236,000  Federal Home Loan Bank Discount Note,
                    0.000%, 07/02/2007 (e)<F14>                     26,232,670
                                                                  ------------

                  Variable Rate Demand Notes (g)<F16>  7.6%
      11,274,428  American Family Financial Services, Inc.,
                    4.595%, 12/31/2031 (e)<F14>                     11,274,428
       7,197,485  Wisconsin Corporate Central Credit Union,
                    4.9900%, 12/31/2031 (e)<F14>                     7,197,485
       2,676,023  U.S. Bank, N.A., 4.9900%, 12/31/2031               2,676,023
                                                                  ------------
                                                                    21,147,936
                                                                  ------------
                  TOTAL SHORT-TERM INVESTMENTS
                  (Cost $47,380,606)                                47,380,606
                                                                  ------------

                  TOTAL INVESTMENTS  138.0%
                  (Cost $383,778,763)                              382,132,839

                  Liabilities in Excess
                    of Other Assets  (38.0)%                      (105,303,042)
                                                                  ------------

                  TOTAL NET ASSETS  100.0%                        $276,829,797
                                                                  ------------
                                                                  ------------

(a)<F10> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities amounted to $23,647,620 (8.5% of net assets) at June 30, 2007.
(b)<F11> Foreign Issued.
(c)<F12> Adjustable Rate.
(d)<F13> When-issued security.
(e)<F14> Security marked as segregated to cover when-issued security.
(f)<F15> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(g)<F16> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2007.
JPY - Japanese Yen
BP - British Pounds

CREDIT DEFAULT SWAPS


                                                                      Expiration     Notional
                                                                         Date         Amount            Value(a)<F17>
                                                                      ----------     --------            ------------
Pay quarterly a fixed annual rate of 0.12% multiplied by
the notional amount and receive from JP Morgan Chase
upon default event of AT&T Corp., par value of the
notional amount of AT&T Corp. 7.300%, 11/15/11                         3/20/12      $   650,000           $    332

Receive quarterly a fixed annual rate of 0.40% multiplied
by the notional amount and pay to JP Morgan Chase
upon credit event of a Dow Jones CDX North America
High Yield Index reference obligation, par value of the
notional amount of the Dow Jones CDX North America
High Yield Index reference obligation                                  12/20/11       3,274,000              7,115

Pay quarterly a fixed annual rate of 0.17% multiplied by
the notional amount and receive from JP Morgan Chase
upon default event of Comcast Cable, par value of the
notional amount of Comcast Cable 7.125%, 06/15/13                      3/20/12          650,000              1,730

Pay quarterly a fixed annual rate of 0.23% multiplied by
the notional amount and receive from JP Morgan Chase
upon default event of Cox Communications, Inc., par
value of the notional amount of Cox Communications,
Inc. 6.800%, 08/01/28                                                  3/20/12          650,000                881

Pay quarterly a fixed annual rate of 0.08% multiplied by
the notional amount and receive from JP Morgan Chase
upon default event of Walt Disney Co., par value of the
notional amount of Walt Disney Co. 6.375%, 03/01/12                    3/20/12          650,000              1,270

Pay quarterly a fixed annual rate of 0.39% multiplied by
the notional amount and receive from JP Morgan Chase
upon default event of Sprint Capital Corp., par value of
the notional amount of Sprint Capital Corp.
8.375%, 03/15/12                                                       3/20/12          650,000              5,072

Pay quarterly a fixed annual rate of 0.16% multiplied by
the notional amount and receive from JP Morgan Chase
upon default event of News America Inc., par value of the
notional amount of News America, Inc.
7.250%, 05/18/18                                                       3/20/12          650,000              1,109

Pay quarterly a fixed annual rate of 0.20% multiplied by
the notional amount and receive from JP Morgan Chase
upon default event of Time Warner Inc., par value of the
notional amount of Time Warner, Inc.
6.875%, 05/01/12                                                       3/20/12          650,000                613

Pay quarterly a fixed annual rate of 0.19% multiplied by
the notional amount and receive from JP Morgan Chase
upon default event of Verizon Communications, par
value of the notional amount of Verizon
Communications 4.900%, 09/15/15                                        3/20/12       $  650,000                  $ (170)

Receive quarterly a fixed annual rate of 5.15% multiplied
by the notional amount and pay to JP Morgan Chase upon
default event of Ford Motor Credit Co., par value of the
notional amount of Ford Motor Credit Co.
7.000%, 10/01/13                                                       3/20/11        1,700,000            208,308

Receive quarterly a fixed annual rate of 6.85% multiplied
by the notional amount and pay to JP Morgan Chase
upon default event of Ford Motor Co., par value of
the notional amount of Ford Motor Co.
7.450%, 07/16/31                                                       12/20/11       1,300,000            141,880

Pay quarterly a fixed annual rate of 5.85% multiplied by
the notional amount and receive from JP Morgan Chase
upon default event of General Motors Corp., par value
of the notional amount of General Motors Corp.
7.125%, 07/15/13                                                       12/20/11       1,300,000           (148,142)

Receive quarterly a fixed annual rate of 2.75% multiplied
by the notional amount and pay to Goldman Sachs upon
credit event of a Dow Jones CDX North America High
Yield Index reference obligation, par value of the notional
amount of the Dow Jones CDX North America High
Yield Index reference obligation                                       6/20/12        5,660,000             28,765
                                                                                    -----------           --------
                                                                                    $15,434,000           $248,763
                                                                                    -----------           --------
                                                                                    -----------           --------

(a)<F17> Includes interest paid or received by the Fund on the notional amount.

The accompanying notes are an integral part of these financial statements.

Frontegra Total Return Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007

ASSETS:
Investments at value (cost $383,778,763)                          $382,132,839
Interest receivable                                                  2,489,749
Receivable for investments sold                                     93,048,319
Receivable for Fund shares sold                                        210,423
Unrealized appreciation on swaps                                       151,904
Other assets                                                            11,479
                                                                  ------------
Total assets                                                       478,044,713
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                  200,471,397
Payable for Fund shares purchased                                      205,242
Distributions payable                                                  304,266
Due to Custodian                                                         6,751
Upfront fees on swaps due to broker                                    134,025
Accrued investment advisory fees                                        17,747
Accrued expenses                                                        75,488
                                                                  ------------
Total liabilities                                                  201,214,916
                                                                  ------------
NET ASSETS                                                        $276,829,797
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $282,653,973
Accumulated net investment loss                                        (89,897)
Accumulated net realized loss on investments sold,
  swap contracts and foreign currency                               (4,337,118)
Net unrealized appreciation (depreciation) on:
     Investments                                                    (1,645,924)
     Swap contracts                                                    248,763
                                                                  ------------
NET ASSETS                                                        $276,829,797
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                               9,105,538
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $30.40
                                                                        ------
                                                                        ------

The accompanying notes are an integral part of these financial statements.

Frontegra Total Return Bond Fund
STATEMENT OF OPERATIONS

                                                                   YEAR ENDED
                                                                 JUNE 30, 2007
                                                                 -------------
INVESTMENT INCOME:
Interest                                                          $15,035,510
                                                                  -----------

EXPENSES:
Investment advisory fees (Note 3)                                   1,168,809
Fund administration and accounting fees                               125,296
Custody fees                                                           44,162
Audit fees                                                             31,280
Legal fees                                                             25,490
Federal and state registration fees                                    24,471
Shareholder servicing fees                                             11,826
Compliance support expenses                                             6,464
Directors' fees and related expenses                                    5,833
Reports to shareholders                                                 4,491
Other                                                                  10,344
                                                                  -----------
Total expenses before waiver                                        1,458,466
Waiver of expenses by Adviser (Note 3)                               (874,012)
                                                                  -----------
Net expenses                                                          584,454
                                                                  -----------
NET INVESTMENT INCOME                                              14,451,056
                                                                  -----------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Realized gain on:
     Investments                                                    5,102,933
     Swap contracts                                                    68,819
     Foreign currency translation                                      75,201
Change in net unrealized appreciation/depreciation on:
     Investments                                                    2,437,286
     Swap contracts                                                   254,715
                                                                  -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                               7,938,954
                                                                  -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $22,390,010
                                                                  -----------
                                                                  -----------

The accompanying notes are an integral part of these financial statements.

Frontegra Total Return Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEAR ENDED          YEAR ENDED
                                                              JUNE 30, 2007        JUNE 30, 2006
                                                              -------------        -------------
OPERATIONS:
Net investment income                                           $14,451,056         $14,549,285
Net realized gain (loss) on:
     Investments                                                  5,102,933          (9,636,045)
     Swap contracts                                                  68,819             295,964
     Foreign currency translation                                    75,201              (2,627)
     Options                                                             _               29,000
Change in net unrealized appreciation/depreciation on:
     Investments                                                  2,437,286          (4,068,396)
     Swap contracts                                                 254,715             (20,310)
     Foreign currency                                                    _                1,731
                                                               ------------        ------------
Net increase in net assets
  resulting from operations                                      22,390,010           1,148,602
                                                               ------------        ------------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                           (14,405,929)        (14,981,085)
Net realized gain on investments                                         _           (4,433,906)
                                                               ------------        ------------
Net decrease in net assets resulting
  from distributions paid                                       (14,405,929)        (19,414,991)
                                                               ------------        ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                      31,004,977          16,902,712
Shares issued to holders in
  reinvestment of distributions                                  13,258,827          18,315,887
Shares redeemed                                                 (89,297,680)        (19,547,094)
                                                               ------------        ------------
Net increase (decrease) in net assets
  resulting from capital share transactions                     (45,033,876)         15,671,505
                                                               ------------        ------------
TOTAL DECREASE IN NET ASSETS                                    (37,049,795)         (2,594,884)
                                                               ------------        ------------

NET ASSETS:
Beginning of year                                               313,879,592         316,474,476
                                                               ------------        ------------
End of year
  (includes undistributed net investment loss
  of $(89,897) and $(96,487), respectively)                    $276,829,797        $313,879,592
                                                               ------------        ------------
                                                               ------------        ------------

The accompanying notes are an integral part of these financial statements.

Frontegra Total Return Bond Fund
FINANCIAL HIGHLIGHTS

                                                               YEAR          YEAR            YEAR          YEAR            YEAR
                                                              ENDED          ENDED          ENDED          ENDED          ENDED
                                                             JUNE 30,      JUNE 30,        JUNE 30,      JUNE 30,        JUNE 30,
                                                               2007          2006            2005          2004            2003
                                                             --------      --------        --------      --------        --------
NET ASSET VALUE,
  BEGINNING OF YEAR                                          $29.72         $31.50          $30.51        $31.92          $30.21

INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS:
Net investment income                                          1.54           1.41            1.13          0.99            1.80
Net realized and unrealized
  gain (loss) on investments                                   0.68          (1.30)           0.98         (0.45)           2.06
                                                             ------         ------          ------        ------          ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                                        2.22           0.11            2.11          0.54            3.86
                                                             ------         ------          ------        ------          ------

LESS DISTRIBUTIONS
  PAID:
From net investment income                                    (1.54)         (1.45)          (1.12)        (0.98)          (1.87)
From net realized gain on investments                             _          (0.44)              _         (0.97)          (0.28)
                                                             ------         ------          ------        ------          ------
TOTAL DISTRIBUTIONS PAID                                      (1.54)         (1.89)          (1.12)        (1.95)          (2.15)
                                                             ------         ------          ------        ------          ------

NET ASSET VALUE, END OF YEAR                                 $30.40         $29.72          $31.50        $30.51          $31.92
                                                             ------         ------          ------        ------          ------
                                                             ------         ------          ------        ------          ------

TOTAL RETURN                                                  7.52%          0.36%           7.00%         1.71%          13.29%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of year (in thousands)                     $276,830       $313,880        $316,474      $346,733        $358,052
Ratio of expenses to average net assets(1)<F18>               0.20%          0.20%          0.408%        0.425%          0.425%
Ratio of net investment income
  to average net assets(1)<F18>                               4.95%          4.59%           3.30%         2.71%           5.78%
Portfolio turnover rate                                        978%         1,247%          1,222%        1,409%            489%

(1)<F18> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.50%, 0.50%, 0.501%, 0.507% and 0.505%, and the ratio of net investment income to average net assets would have been 4.65%, 4.29%, 3.21%, 2.63% and 5.70% for the years ended June 30,
         2007, June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003,
         respectively.

The accompanying notes are an integral part of these financial statements.

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment (Unaudited)

                        Frontegra Investment            Lehman Brothers
     Date                 Grade Bond Fund            Aggregate Bond Index
     ----               --------------------         --------------------
   2/23/2001*<F19>            $100,000                      $100,000
   3/31/2001                  $101,242                      $101,377
   6/30/2001                  $101,975                      $101,949
   9/30/2001                  $106,197                      $106,652
  12/31/2001                  $106,384                      $106,699
   3/31/2002                  $106,324                      $106,800
   6/30/2002                  $109,262                      $110,746
   9/30/2002                  $111,830                      $115,820
  12/31/2002                  $113,632                      $117,642
   3/31/2003                  $115,161                      $119,281
   6/30/2003                  $117,928                      $122,264
   9/30/2003                  $118,839                      $122,086
  12/31/2003                  $119,424                      $122,471
   3/31/2004                  $122,455                      $125,729
   6/30/2004                  $119,728                      $122,657
   9/30/2004                  $123,561                      $126,578
  12/31/2004                  $124,865                      $127,788
   3/31/2005                  $123,651                      $127,174
   6/30/2005                  $127,291                      $131,000
   9/30/2005                  $127,322                      $130,115
  12/31/2005                  $127,974                      $130,887
   3/31/2006                  $127,040                      $130,045
   6/30/2006                  $127,156                      $129,940
   9/30/2006                  $132,037                      $134,886
  12/31/2006                  $133,817                      $136,555
   3/31/2007                  $135,901                      $138,602
   6/30/2007                  $135,114                      $137,883

*<F19>   2/23/01 commencement of operations.

Portfolio Total Return**<F20>
FOR THE YEAR ENDED 6/30/07

SIX MONTHS                         0.97%

ONE YEAR                           6.26%

FIVE YEAR
AVERAGE ANNUAL                     4.34%

SINCE COMMENCEMENT
AVERAGE ANNUAL                     4.85%

This chart assumes an initial gross investment of $100,000 made on 2/23/01 (commencement of operations). Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset backed and mortgage backed securities, with maturities of at least one year. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities. A direct investment in the index is not possible.

**<F20> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Investment Grade Bond Fund
SCHEDULE OF INVESTMENTS
June 30, 2007

Principal Amount                                                         Value
----------------                                                         -----
               ASSET BACKED SECURITIES  11.9%
               American Express Credit Account Master Trust
$   410,000      2005-3, 5.320%, 01/18/2011 (c)<F23>(e)<F25>      $    409,516
    185,000      2005-6, 5.320%, 03/15/2011 (c)<F23>(e)<F25>           184,704
               Bank One Issuance Trust
    650,000      2003-3A, 5.430%, 12/15/2010 (c)<F23>(e)<F25>          650,664
    610,000      2002-5A, 5.440%, 06/15/2010 (c)<F23>(e)<F25>          610,252
               Burlington North Santa Fe
     35,985      1996-B, 6.960%, 03/22/2009                             36,388
    540,383      1998-C, 6.230%, 07/02/2018                            554,325
    605,794      2004-1, 4.575%, 01/15/2021                            569,287
               Capital One Auto Trust
    295,000      2007-A, 5.330%, 05/15/2010 (e)<F25>                   294,985
    280,000      2007-B, 5.270%, 06/15/2010 (e)<F25>                   279,816
    256,598    Carmax Auto Trust
                 2006-2, 5.290%, 06/15/2009 (e)<F25>                   256,578
    265,000    Chase Issuance Trust
                 2005-1A, 5.330%, 12/15/2010 (c)<F23>(e)<F25>          265,062
    180,000    Citibank Credit Card Issuance Trust
                 2003-A3, 3.100%, 03/10/2010                           177,194
     58,405    CNH Equipment Trust
                 2006-B, 5.393%, 10/15/2007                             58,420
    970,000    Discover Card Master Trust I
                 2003-2, 5.450%, 08/15/2010 (c)<F23>(e)<F25>           970,912
    438,681    Ford Credit Auto Trust
                 2006-B, 5.420%, 07/15/2009 (e)<F25>                   438,794
    664,172    GS Auto Loan Trust
                 2006-1, 5.470%, 02/15/2009 (e)<F25>                   664,371
    240,000    Hertz Vehicle Financing LLC
                 2005-2A, 5.080%, 11/25/2011
                 (Acquired 12/15/2005, Cost $239,961) (a)<F21>         236,666
    550,000    Honda Auto Receivables Owner Trust
                 2006-1, 5.070%, 02/18/2010                            548,963
     67,861    Household Automotive Trust
                 2007-1, 5.326%, 02/17/2008                             67,890
     47,588    Keystone Owner Trust
                 1998-P1, 7.530%, 05/25/2025
                 (Acquired 04/22/2003, Cost $49,711) (a)<F21>           47,415
    236,965    Mid-State Trust
                 11, 4.864%, 07/15/2038                                221,384
    332,186    PF Export Receivables Master Trust
                 2003-B, 3.748%, 06/01/2013
                 (Acquired 05/14/2003 and 05/15/2003,
                 Cost $332,376) (a)<F21>                               309,103
    969,240    SLM Student Loan Trust
                 2007-1, 5.330%, 04/25/2012 (c)<F23>(e)<F25>           969,689
    484,124    Union Pacific Corp.
                 2004-1, 5.404%, 07/02/2025                            470,670
               USAA Auto Owner Trust
     31,408      2006-4, 5.340%, 12/13/2007 (e)<F25>                    31,417
     16,321      2006-1, 5.030%, 11/17/2008 (e)<F25>                    16,323
    600,630      2006-3, 5.470%, 04/15/2009 (e)<F25>                   600,935
    905,000      2006-1, 5.010%, 09/15/2010                            903,026
                                                                  ------------
               TOTAL ASSET BACKED SECURITIES
                 (Cost $10,956,457)                                 10,844,749
                                                                  ------------

               CORPORATE BONDS  6.2%
               Diversified Financial Services  0.5%
    130,000    Pricoa Global Funding I
                 5.331%, 03/03/2009
                 (Acquired 03/01/2006,
                 Cost $130,000) (a)<F21>(c)<F23>(e)<F25>               130,104
    293,175    Windsor Financing LLC
                 5.881%, 07/15/2017
                 (Acquired 02/07/2006 and 06/28/2006,
                 Cost $292,518) (a)<F21>                               288,857
                                                                  ------------
                                                                       418,961
                                                                  ------------
               Diversified Telecommunication Services  0.3%
    240,000    Telecom Italia Capital
                 5.250%, 11/15/2013 (b)<F22>                           228,690
                                                                  ------------

               Electric Utilities  3.0%
    175,000    Commonwealth Edison Co.
                 5.950%, 08/15/2016                                    171,321
    156,000    Consumers Energy Co.
                 4.400%, 08/15/2009                                    152,434
    322,000    Entergy Arkansas Inc.
                 5.000%, 07/01/2018                                    291,904
    172,000    Entergy Gulf States Inc.
                 4.875%, 11/01/2011                                    164,822
     30,000    Entergy Louisiana LLC
                 5.500%, 04/01/2019                                     28,468
    142,034    FPL Energy Virginia Funding Corp.
                 7.520%, 06/30/2019
                 (Acquired 02/10/2006, Cost $151,903) (a)<F21>         152,436
    430,000    Great River Energy
                 5.829%, 07/01/2017
                 (Acquired 06/21/2007,
                 Cost $430,000) (a)<F21>(e)<F25>                       430,899
               Indianapolis Power & Light Co.
     65,000      6.300%, 07/01/2013
                 (Acquired 10/17/2006, Cost $67,178) (a)<F21>           66,246
    140,000      6.050%, 10/01/2036
                 (Acquired 10/02/2006, Cost $139,101) (a)<F21>         133,310
    215,000    Mackinaw Power LLC
                 6.296%, 10/31/2023
                 (Acquired 06/15/2007 and 06/19/2007,
                 Cost $215,342) (a)<F21>                               215,843
    160,000    Northern State Power
                 6.200%, 07/01/2037                                    161,681
    370,000    Public Service Electric & Gas
                 5.000%, 01/01/2013                                    357,767
    290,000    Southern California Edison Co.
                 4.740%, 02/02/2009                                    290,125
    110,000    Westar Energy Inc.
                 6.000%, 07/01/2014                                    110,466
                                                                  ------------
                                                                     2,727,722
                                                                  ------------
               Gas Utilities  1.4%
    370,362    Alliance Pipeline U.S.
                 4.591%, 12/31/2025
                 (Acquired 04/27/2006,
                 Cost $342,845) (a)<F21>(b)<F22>                       340,726
    180,000    Gulfstream Natural Gas
                 5.560%, 11/01/2015
                 (Acquired 10/19/2005 to 09/22/2006,
                 Cost $180,318) (a)<F21>                               174,453
    505,000    Northern Natural Gas Co.
                 5.375%, 10/31/2012 (Acquired 04/05/2006,
                 Cost $500,920) (a)<F21>                               499,107
    150,000    Source Gas LLC
                 5.900%, 04/01/2017
                 (Acquired 04/11/2007, Cost $149,528) (a)<F21>         145,816
    140,000    Southern Star Cent Gas
                 6.000%, 06/01/2016
                 (Acquired 04/06/2006, Cost $139,528) (a)<F21>         136,150
                                                                  ------------
                                                                     1,296,252
                                                                  ------------
               Insurance  0.2%
    220,000    Jackson National Life Global Funding
                 5.125%, 02/10/2011
                 (Acquired 02/03/2006 and 06/25/2007,
                 Cost $218,294) (a)<F21>                               216,799
                                                                  ------------

               Multi-Utilities & Unregulated Power  0.6%
    215,798    Kern River Funding Corp.
                 4.893%, 04/30/2018
                 (Acquired 05/09/2005 to 04/02/2007,
                 Cost $210,104) (a)<F21>                               206,238
    391,138    Kiowa Power Partners LLC
                 4.811%, 12/30/2013
                 (Acquired 11/22/2004, Cost $392,430) (a)<F21>         376,463
                                                                  ------------
                                                                       582,701
                                                                  ------------
               Oil, Gas & Consumable Fuels  0.2%
    137,250    Pemex Finance Ltd.
                 Series 1999-2, 9.690%, 08/15/2009 (b)<F22>            143,941
                                                                  ------------
               TOTAL CORPORATE BONDS
                 (Cost $5,705,046)                                   5,615,066
                                                                  ------------

               MORTGAGE BACKED SECURITIES  76.4%
               Banc of America Commercial Mortgage Inc.
    725,000      Pool # 2004-2, 4.050%, 11/10/2038                     697,482
    310,264      Pool # 2005-2, 4.247%, 07/10/2043                     307,963
    970,000      Pool # 2005-5, 5.001%, 10/10/2045                     955,226
    224,170      Pool # 2006-6, 5.226%, 10/10/2045                     222,611
    345,000      Pool # 2005-6, 5.165%, 09/10/2047                     341,144
    930,000    Citigroup/Deutsche Bank Commercial Mortgage Trust
                 Series 2007-CD4, 5.322%, 12/11/2049                   892,105
    828,959    Commercial Mortgage Pass-Through Certificate
                 Pool # 2003-LB1A, 3.251%, 06/10/2038                  785,826
               Credit Suisse First Boston Mortgage Securities Corp.
    153,627      Pool # 2005-10, 5.000%, 09/25/2015                    151,374
     39,574      Pool # 2003-1, 7.000%, 02/25/2033 (e)<F25>             39,532
    241,498      Pool # 2003-C3, 2.079%, 05/15/2038 (e)<F25>           237,768
    362,935    FHLMC PC GOLD CASH
                 Pool # E0-1418, 4.000%, 07/01/2018                    338,177
               FHLMC PC GOLD CASH
     13,017      Pool # G1-1657, 4.500%, 12/01/2018                     12,408
    339,043      Pool # G1-1678, 4.500%, 04/01/2020 (e)<F25>           322,637
               FHLMC Pools
     12,920      Pool # 25, 6.500%, 12/25/2008 (e)<F25>                 12,891
    283,470      Pool # 2775, 3.000%, 11/15/2013                       277,280
    496,902      Pool # B14039, 4.000%, 05/01/2014                     477,015
    535,823      Pool # G11786, 5.000%, 10/01/2014                     528,418
    595,995      Pool # B18639, 4.000%, 01/01/2015                     570,071
    404,528      Pool # G11672, 5.000%, 03/01/2015                     398,538
    118,384      Pool # B19614, 5.000%, 07/01/2015                     116,438
    548,843      Pool # G11745, 5.000%, 07/01/2015                     540,061
    382,863      Pool # G11970, 5.000%, 04/01/2016                     373,159
    294,096      Pool # E01647, 4.000%, 05/01/2019                     273,689
     52,851      Pool # 2802, 4.500%, 02/15/2020 (e)<F25>               52,740
    114,645      Pool # 2692, 3.500%, 01/15/2023 (e)<F25>              113,855
    178,854      Pool # A45788, 6.500%, 05/01/2035                     181,886
               FHLMC Remic
    559,608      Series 3196, 5.250%, 08/15/2011                       556,316
  1,624,743      Series R001, 4.375%, 04/15/2015                     1,578,267
    199,614      Series 2848, 5.000%, 06/15/2015 (e)<F25>              198,836
     49,811      Series 2508, 4.500%, 03/15/2016 (e)<F25>               49,416
    428,537      Series 2786, 4.000%, 08/15/2017                       410,482
     81,395      Series 2912, 5.500%, 12/15/2020 (e)<F25>               81,289
     86,518      Series 2827, 5.000%, 01/15/2021 (e)<F25>               86,330
    162,346      Series 2695, 3.500%, 11/15/2022 (e)<F25>              159,997
     13,423      Series 2574, 4.500%, 05/15/2026 (e)<F25>               13,398
    265,060      Series 2731, 4.500%, 11/15/2028                       257,186
    153,194      Series 2793, 4.500%, 09/15/2029                       147,568
    713,885      Series 2990, 4.500%, 02/15/2033                       683,005
    523,826      Series 3031, 4.500%, 08/15/2033                       500,493
    468,830      Series 3114, 5.000%, 09/15/2033                       455,714
    838,536      Series 3169, 5.000%, 06/15/2034                       813,075
    455,000      Series 3202, 4.500%, 03/15/2035                       433,629
    315,293      Series 3114, 5.000%, 02/15/2036                       241,233
               FNMA Pass-Thru
    206,668      Pool # 555648, 4.543%, 06/01/2013                     197,222
    171,327      Pool # 735065, 4.498%, 08/01/2013                     162,570
    234,726      Pool # 254919, 4.000%, 09/01/2018                     218,454
    958,575      Pool # 735841, 4.500%, 11/01/2019 (e)<F25>            912,009
               FNMA Pools
    524,295      Pool # 387219, 4.125%, 01/01/2010                     508,864
  1,644,000      Pool # 385537, 4.745%, 11/01/2012                   1,588,454
    104,201      Pool # 254659, 4.500%, 02/01/2013                     101,684
    505,177      Pool # 254758, 4.500%, 06/01/2013                     492,403
    240,474      Pool # 768008, 5.000%, 06/01/2013                     237,247
    137,232      Pool # 768009, 5.000%, 06/01/2013                     135,431
    227,590      Pool # 254806, 4.500%, 07/01/2013                     221,770
    328,674      Pool # 386341, 3.810%, 08/01/2013                     303,355
    268,592      Pool # 386441, 3.980%, 08/01/2013                     252,396
    127,091      Pool # 763019, 5.000%, 08/01/2013                     125,423
    292,111      Pool # 254909, 4.000%, 09/01/2013                     281,084
    137,091      Pool # 255450, 4.500%, 10/01/2014                     132,973
    985,000      Pool # 14382, 5.500%, 07/01/2015 (e)<F25>             970,225
    359,353      Pool # 745456, 5.500%, 03/01/2016                     358,299
    296,903      Pool # 745659, 5.000%, 04/01/2016                     289,253
    331,180      Pool # 745444, 5.500%, 04/01/2016                     327,303
  1,218,628      Pool # 357312, 5.000%, 12/01/2017                   1,182,039
    136,459      Pool # 254759, 4.500%, 06/01/2018                     130,022
    642,006      Pool # 254865, 4.500%, 09/01/2018                     611,725
    457,785      Pool # 725546, 4.500%, 06/01/2019                     435,546
  1,565,000      Pool # 19355, 6.000%, 08/15/2022 (e)<F25>           1,571,357
    242,573      Pool # 555203, 7.000%, 09/01/2032                     249,199
    274,768      Pool # 386320, 4.550%, 10/01/2033                     240,323
               FNMA Remic
     18,410      Series 2003-87, 3.500%, 04/25/2011 (e)<F25>            18,354
     28,570      Series 2003-88, 3.500%, 04/25/2011 (e)<F25>            28,473
     17,387      Series 2002-83, 5.000%, 11/25/2012 (e)<F25>            17,335
    334,987      Series 2002-74, 5.000%, 03/25/2015                    333,150
  1,028,764      Series 2005-35, 4.000%, 08/25/2018                    985,307
    915,199      Series 2004-93, 4.250%, 04/25/2019                    876,469
     92,023      Series 2003-58, 3.500%, 10/25/2021 (e)<F25>            91,362
    544,938      Series 2005-95, 4.500%, 03/25/2033                    519,522
    222,226      Series 2004-64, 5.000%, 03/25/2034                    215,556
    133,011      Series 2003-W19, 5.500%, 11/25/2043 (e)<F25>          132,295
    217,953      Series 2004-T2, 7.000%, 11/25/2043                    224,157
               FNMA TBA
  2,220,000      5.000%, 07/15/2037 (d)<F24>                         2,065,809
 11,145,000      5.500%, 07/15/2037 (d)<F24>                        10,747,959
  2,030,000      6.000%, 07/15/2037 (d)<F24>                         2,007,796
  4,295,000      5.000%, 08/15/2037 (d)<F24>                         4,022,534
  1,540,000      5.500%, 08/15/2037 (d)<F24>                         1,484,175
  7,745,000      6.000%, 08/15/2037 (d)<F24>                         7,655,452
  1,605,000      6.500%, 08/15/2037 (d)<F24>                         1,618,543
    741,268    GMAC Commercial Mortgage Securities Inc.
                 Pool # 2003-C1, 3.337%, 05/10/2036                    704,117
    413,960    GNMA Pool
                 Pool # 2005-21, 5.000%, 03/20/2035                    344,205
    635,000    Greenwich Capital Commercial Funding Corp.
                 Pool # 2005-GG5, 5.117%, 04/10/2037                   627,948
    455,000    GS Mortgage Securities Corp. II
                 Series 2007-EOP, 5.410%, 03/06/2020
                 (Acquired 06/01/2007,
                 Cost $455,000) (a)<F21>(c)<F23>                       455,000
    570,000    JP Morgan Chase Commercial Mortgage Securities Corp.
                 Series 2006-LDP9, 5.336%, 05/15/2047                  546,345
               LB-UBS Commercial Mortgage Trust
  1,025,000      Pool # 2002-C7, 3.899%, 12/15/2026 (e)<F25>         1,018,213
    138,141      Pool # 2003-C3, 2.599%, 05/15/2027                    135,822
    220,000      Pool # 2005-C5, 4.885%, 09/15/2030                    216,803
    945,000      Pool # 2005-C7, 5.103%, 11/15/2030                    933,985
    198,246    Master Alternative Loans Trust
                 Pool # 2004-6, 4.500%, 07/25/2014                     193,997
               Master Asset Securitization Trust
    154,740      Pool # 2004-3, 4.750%, 01/25/2014                     152,049
     12,534      Pool # 2003-11, 4.000%, 12/25/2033 (e)<F25>            12,495
               Merrill Lynch Commercial Mortgage Trust
    119,024      Pool 2002-MW1, 4.929%, 07/12/2034                     118,673
    388,751      Pool 2006-C2, 5.601%, 08/12/2043                      389,399
    287,554      Pool 2006-3, 4.711%, 07/12/2046                       282,370
    279,090    Morgan Stanley Capital I
                 Pool # 2003-IQ4, 3.270%, 05/15/2040                   268,846
      6,631    Nomura Asset Acceptance Corp.
                 Pool # 2005-AP3, 5.211%, 08/25/2035 (c)<F23>(e)<F25>    6,632
               Wachovia Bank Commercial Mortgage Trust
    387,196      Pool # 2003-C5, 2.986%, 06/15/2035                    365,620
    692,126      Pool # 2003-C7, 4.241%, 10/15/2035
                 (Acquired 09/26/2006 and 01/18/2007,
                 Cost $674,596) (a)<F21>                               672,340
    701,214    Wells Fargo Mortgage Backed Securities Trust
                 Pool # 2006-3, 5.500%, 03/25/2036                     694,262
                                                                  ------------
               TOTAL MORTGAGE BACKED SECURITIES
                 (Cost $69,767,364)                                 69,306,527
                                                                  ------------

               SUPRANATIONAL ISSUE  0.3%
    290,000    European Investment Bank
                 4.875%, 02/15/2036 (b)<F22>                           262,732
                                                                  ------------
               TOTAL SUPRANATIONAL ISSUE
                 (Cost $287,613)                                       262,732
                                                                  ------------

               U.S. GOVERNMENT AGENCY ISSUES  15.7%
               Federal Home Loan Bank
    970,000    5.750%, 10/15/2007                                      970,912
    480,000    5.500%, 12/27/2007                                      480,201
    840,000    5.500%, 01/28/2008                                      840,475
  3,000,000    2.625%, 07/15/2008                                    2,921,391
  2,985,000    5.250%, 08/14/2008                                    2,983,943
               Fannie Mae
  1,730,000    5.250%, 10/30/2007                                    1,729,118
  2,010,000    5.000%, 09/15/2008                                    2,003,534
               Freddie Mac
    250,000    5.500%, 01/18/2008                                      250,135
  2,025,000    5.500%, 08/20/2012                                    2,043,349
                                                                  ------------
               TOTAL U.S. GOVERNMENT AGENCY ISSUES
                 (Cost $14,232,364)                                 14,223,058
                                                                  ------------

               U.S. TREASURY OBLIGATIONS  17.0%
               U.S. Treasury Bonds  2.2%
  2,000,000    5.250%, 02/15/2029 (e)<F25>                           2,013,750
                                                                  ------------

               U.S. Treasury Notes  14.8%
  4,805,000    4.500%, 04/30/2012 (e)<F25>                           4,715,656
    230,000    4.750%, 05/31/2012                                      228,203
  3,475,000    4.625%, 11/15/2016 (e)<F25>                           3,367,765
  4,900,000    4.625%, 02/15/2017 (e)<F25>                           4,745,346
    415,000    4.500%, 05/15/2017                                      397,881
                                                                  ------------
                                                                    13,454,851
                                                                  ------------
               TOTAL U.S. TREASURY OBLIGATIONS
                 (Cost $15,349,691)                                 15,468,601
                                                                  ------------

               SHORT-TERM INVESTMENTS  14.5%
               US Government Agency Issues (f)<F26>  8.0%
  7,265,000    Federal Home Loan Bank Discount Notes,
                 0.000%, 07/02/2007 (e)<F25>                         7,264,078
                                                                  ------------

               Variable Rate Demand Notes (g)<F27>  6.5%
  3,595,797    American Family Financial Services, Inc.,
                 4.595%, 12/31/2031 (e)<F25>                         3,595,797
     34,526    U.S. Bank Demand Note, 4.949%, 12/31/2031                34,526
  2,306,723    Wisconsin Corporate Central Credit Union,
                 4.869%, 12/31/2031 (e)<F25>                         2,306,723
                                                                  ------------
                                                                     5,937,046
                                                                  ------------
               TOTAL SHORT-TERM INVESTMENTS
                 (Cost $13,201,124)                                 13,201,124
                                                                  ------------

               TOTAL INVESTMENTS  142.0%
                 (Cost $129,499,659)                               128,921,857

               Liabilities in Excess of Other Assets  (42.0)%      (38,150,763)
                                                                  ------------

               TOTAL NET ASSETS  100.0%                           $ 90,771,094
                                                                  ------------
                                                                  ------------

(a)<F21> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities amounted to $5,233,971 (5.8% of net assets) at June 30, 2007.
(b)<F22>  Foreign Issued.
(c)<F23>  Adjustable Rate.
(d)<F24>  When-issued security.
(e)<F25>  Security marked as segregated to cover when-issued security.
(f)<F26> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(g)<F27> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2007.

CREDIT DEFAULT SWAPS

                                                                          Expiration       Notional
                                                                             Date           Amount       Value(a)<F28>
                                                                          ----------       --------      -------------
Pay quarterly a fixed annual rate of 0.12% multiplied by
the notional amount and receive from JP Morgan Chase
upon default event of AT&T Corp., par value of the
notional amount of AT&T Corp. 7.300%, 11/15/11                              3/20/12        $ 220,000         $  112

Receive quarterly a fixed annual rate of 0.40% multiplied
by the notional amount and pay to JP Morgan Chase upon
credit event of a Dow Jones CDX North America High
Yield Index reference obligation, par value of the notional
amount of the Dow Jones CDX North America High
Yield Index reference obligation                                           12/20/11        1,095,000          2,394

Pay quarterly a fixed annual rate of 0.17% multiplied by the notional amount and receive from JP Morgan Chase upon
default event of Comcast Cable, par value of the notional
amount of Comcast Cable 7.125%, 06/15/13                                    3/20/12          220,000            585

Pay quarterly a fixed annual rate of 0.23% multiplied by the notional amount and receive from JP Morgan Chase upon
default event of Cox Communications, Inc., par value
of the notional amount of Cox Communications, Inc.
6.800%, 08/01/28                                                            3/20/12          220,000            298

Pay quarterly a fixed annual rate of 0.08% multiplied by the notional amount and receive from JP Morgan Chase upon
default event of Walt Disney Co., par value of the
notional amount of Walt Disney Co. 6.375%, 03/01/12                         3/20/12          220,000            430

Pay quarterly a fixed annual rate of 0.39% multiplied by the notional amount and receive from JP Morgan Chase upon
default event of Sprint Capital Corp., par value of the
notional amount of Sprint Capital Corp.
8.375%, 03/15/12                                                            3/20/12          220,000          1,717

Pay quarterly a fixed annual rate of 0.16% multiplied by the notional amount and receive from JP Morgan Chase upon
default event of News America Inc., par value of the
notional amount of News America, Inc. 7.250%, 05/18/18                      3/20/12          220,000            375

Pay quarterly a fixed annual rate of 0.20% multiplied by the notional amount and receive from JP Morgan Chase upon
default event of Time Warner Inc., par value of the
notional amount of Time Warner, Inc. 6.875%, 05/01/12                       3/20/12          220,000            207

Pay quarterly a fixed annual rate of 0.19% multiplied by the notional amount and receive from JP Morgan Chase
upon default event of Verizon Communications,
par value of the notional amount of Verizon
Communications 4.900%, 09/15/15                                             3/20/12          220,000            (57)
                                                                                          ----------         ------
                                                                                          $2,855,000         $6,061
                                                                                          ----------         ------
                                                                                          ----------         ------

(a)<F28> Includes interest paid or received by the Fund on the notional amount.

The accompanying notes are an integral part of these financial statements.

Frontegra Investment Grade Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007

ASSETS:
Investments at value (cost $129,499,659)                          $128,921,857
Interest receivable                                                    738,552
Receivable for investments sold                                     28,474,155
Receivable from Adviser                                                  6,717
Unrealized appreciation on swaps                                         5,722
Other assets                                                            11,529
                                                                  ------------
Total assets                                                       158,158,532
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                   66,334,152
Payable for Fund shares purchased                                      220,000
Distributions payable                                                  513,726
Payable to Custodian                                                   259,876
Accrued expenses                                                        59,684
                                                                  ------------
Total liabilities                                                   67,387,438
                                                                  ------------
NET ASSETS                                                        $ 90,771,094
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                    $94,336,932
Undistributed net investment income                                     23,908
Accumulated net realized loss on investments sold                   (3,018,005)
Net unrealized appreciation (depreciation) on:
     Investments                                                      (577,802)
     Swap contracts                                                      6,061
                                                                  ------------
NET ASSETS                                                        $ 90,771,094
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          50,000,000
Issued and outstanding                                               9,087,918
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE           $9.99
                                                                         -----
                                                                         -----

The accompanying notes are an integral part of these financial statements.

Frontegra Investment Grade Bond Fund
STATEMENT OF OPERATIONS

                                                                   YEAR ENDED
                                                                  JUNE 30, 2007
                                                                  -------------
INVESTMENT INCOME:
Interest                                                           $4,503,014
                                                                   ----------

EXPENSES:
Investment advisory fees (Note 3)                                     380,729
Fund administration and accounting fees                                74,426
Custody fees                                                           38,905
Audit fees                                                             31,139
Federal and state registration fees                                    21,834
Legal fees                                                             21,329
Shareholder servicing fees                                             11,309
Compliance support expenses                                             6,464
Directors' fees and related expenses                                    5,834
Reports to shareholders                                                 2,231
Other                                                                   3,502
                                                                   ----------
Total expenses before waiver and reimbursement                        597,702
Waiver and reimbursement of expenses by Adviser (Note 3)             (416,403)
                                                                   ----------
Net expenses                                                          181,299
                                                                   ----------
NET INVESTMENT INCOME                                               4,321,715
                                                                   ----------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                      346,908
Change in net unrealized
  appreciation/depreciation on:
     Investments                                                      834,722
     Swap contracts                                                     6,061
                                                                   ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                               1,187,691
                                                                   ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $5,509,406
                                                                   ----------
                                                                   ----------

The accompanying notes are an integral part of these financial statements.

Frontegra Investment Grade Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED           YEAR ENDED
                                                                   JUNE 30, 2007       JUNE 30, 2006
                                                                   -------------       -------------
OPERATIONS:
Net investment income                                               $ 4,321,715          $ 4,117,876
Net realized gain (loss) on investments                                 346,908           (3,050,529)
Change in net unrealized
  appreciation/depreciation on:
     Investments                                                        834,722           (1,221,096)
     Swap contracts                                                       6,061                   _
                                                                    -----------          -----------
Net increase (decrease) in net assets
  resulting from operations                                           5,509,406             (153,749)
                                                                    -----------          -----------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                                (4,275,494)          (4,205,872)
Net realized gain on investments                                             _              (536,017)
                                                                    -----------          -----------
Net decrease in net assets resulting
  from distributions paid                                            (4,275,494)          (4,741,889)
                                                                    -----------          -----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                           9,412,455           12,127,530
Shares issued to holders in
  reinvestment of distributions                                       2,230,746            2,844,314
Shares redeemed                                                     (18,992,991)          (8,908,417)
                                                                    -----------          -----------
Net increase (decrease) in net assets resulting
  from capital share transactions                                    (7,349,790)           6,063,427
                                                                    -----------          -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                              (6,115,878)           1,167,789
                                                                    -----------          -----------

NET ASSETS:
Beginning of year                                                    96,886,972           95,719,183
                                                                    -----------          -----------
End of year
  (includes undistributed net investment income
  of $23,908 and $32,118, respectively)                             $90,771,094          $96,886,972
                                                                    -----------          -----------
                                                                    -----------          -----------

The accompanying notes are an integral part of these financial statements.

Frontegra Investment Grade Bond Fund
FINANCIAL HIGHLIGHTS

                                                              YEAR           YEAR            YEAR          YEAR            YEAR
                                                              ENDED          ENDED          ENDED          ENDED          ENDED
                                                            JUNE 30,       JUNE 30,        JUNE 30,      JUNE 30,        JUNE 30,
                                                              2007           2006            2005          2004            2003
                                                            --------       --------        --------      --------        --------
NET ASSET VALUE,
  BEGINNING OF YEAR                                          $ 9.86         $10.36          $10.22        $10.62          $10.28

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                                          0.48           0.42            0.37          0.31            0.35
Net realized and unrealized
  gain (loss) on investments                                   0.13          (0.43)           0.27         (0.15)           0.45
                                                             ------         ------          ------        ------          ------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                                        0.61          (0.01)           0.64          0.16            0.80
                                                             ------         ------          ------        ------          ------

LESS DISTRIBUTIONS PAID:
From net investment income                                    (0.48)         (0.43)          (0.37)        (0.31)          (0.35)
From net realized gain on investments                             _          (0.06)          (0.13)        (0.25)          (0.11)
                                                             ------         ------          ------        ------          ------
TOTAL DISTRIBUTIONS PAID                                      (0.48)         (0.49)          (0.50)        (0.56)          (0.46)
                                                             ------         ------          ------        ------          ------

NET ASSET VALUE, END OF PERIOD                               $ 9.99         $ 9.86          $10.36        $10.22          $10.62
                                                             ------         ------          ------        ------          ------
                                                             ------         ------          ------        ------          ------

TOTAL RETURN                                                  6.26%        (0.11)%           6.32%         1.53%           7.93%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of year (in thousands)                      $90,771        $96,887         $95,719      $123,913        $135,211
Ratio of expenses to average net assets(1)<F29>               0.20%          0.20%           0.40%         0.42%           0.42%
Ratio of net investment income
  to average net assets(1)<F29>                               4.77%          4.20%           3.07%         2.39%           3.78%
Portfolio turnover rate                                        980%         1,121%          1,080%        1,104%            625%

(1)<F29> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.66%, 0.65%, 0.62%, 0.62% and 0.62% and the ratio of net investment income to average net assets would have been 4.31%, 3.75%, 2.85%, 2.19% and 3.58% for the years ended June 30,
          2007, June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003,
          respectively.

The accompanying notes are an integral part of these financial statements.

                                   FRONTEGRA
                                   IRONBRIDGE
                                 SMALL CAP FUND

                                   FRONTEGRA
                                   IRONBRIDGE
                                   SMID FUND

REPORT FROM IRONBRIDGE CAPITAL MANAGEMENT, L.P.:

Dear Fellow Shareholders:

The Frontegra IronBridge Small Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The objective is relative to and measured against the Russell 2000 Index.

The Frontegra IronBridge SMID Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small and mid market capitalizations. The objective is relative to and measured against the Russell 2500 Index.

PERFORMANCE REVIEW

For the year ended June 30, 2007, the Frontegra IronBridge Small Cap Fund has significantly outperformed the benchmark, returning 22.11% after fees. That compares with the Russell 2000 Index return of 16.43% for the same period.

SMALL CAP FUND WINNERS        RETURN      SMALL CAP FUND LOSERS          RETURN
----------------------        ------      ---------------------          ------
AQUANTIVE INC                 156.9%      SYMYX TECHNOLOGIES COM         -55.7%
AMERICAN SUPERCONDUCTOR       122.5%      PROGRESSIVE GAMING             -53.6%
FLIR SYSTEMS INC               97.9%      OPENWAVE SYSTEMS INC           -41.3%
APOGEE ENTERPRISES INC         93.7%      SOURCE INTERLINK COS INC       -38.9%
ALBEMARLE CORP                 84.5%      UNIVERSAL FST PRODS COM        -32.4%
QUANTA SERVICES INC            83.1%      WITNESS SYSTEMS INC            -31.0%
VARIAN SEMICONDUCTOR           78.1%      FOXHOLLOW TECHNOLOGIES         -29.8%
WOODWARD GOVERNOR CO           77.5%      SECURE COMPUTING CORP          -27.8%
OAKLEY INC                     76.0%      MERCANTILE BANK CORP           -27.5%
PARAMETRIC TECHNOLOGY          71.6%      CONNETICS CORP                 -27.0%

The Frontegra IronBridge SMID Fund outperformed its benchmark, the Russell 2500 Index, for the 12-month period ended June 30, 2007. The Fund returned 22.25% net of fees, versus the 18.74% return of the Russell 2500 Index.

SMID FUND WINNERS             RETURN      SMID FUND LOSERS               RETURN
-----------------             ------      ----------------               ------
MEDIMMUNE INC                    91%      SYMYX TECHNOLOGIES COM           -52%
INFRASOURCE SERVICES             75%      OPENWAVE SYSTEMS INC             -44%
VARIAN SEMICONDUCTOR             61%      DIGITAS INC                      -32%
AGRIUM INC                       52%      UNIT CORP                        -23%
LUBRIZOL CORP COM                51%      FOXHOLLOW TECHNOLOGIES           -23%
EFUNDS CORP                      50%      GETTY IMAGES INC                 -23%
CABOT OIL & GAS CORP             49%      AVAYA INC                        -20%
JACOBS ENGINEERING GROUP         48%      MASSEY ENERGY CO                 -19%
GOODRICH CORP                    47%      VERISIGN INC                     -19%
AFFILIATED MANAGERS GROUP        45%      VARIAN MEDICAL SYSTEMS           -17%

PORTFOLIO OUTLOOK:

As the old Wall Street adage goes, "The market climbs a wall of worry." The ladder the market is climbing is built on an abundance of global liquidity, merger mania, a Fed committed to bringing inflation within its comfort zone, and genuinely solid corporate profits and growth driven by globalization. In many ways, this is our kind of market. Mini meltdowns in housing-related and sub-prime markets have benefited the portfolio because we refused to chase companies without economic justification. Of course, having quite a few of our companies taken over helps too.

Corporate earnings season is about to kick off, so we will get an update on the forces that have been driving the markets higher. So far, the driving forces remain in place and include plenty of global liquidity, increased private equity activity, robust corporate profits, and reasonable growth driven by globalization. However, we do not expect the market to go straight up. There will be adjustments along the way. It is impossible to predict whether these adjustments will be caused by one or more of the worries that we have highlighted or, more likely, something none of us is currently thinking about. That is what makes this business so challenging. That is why it is so important to have a solid discipline and stick to it. While we do not have a crystal ball to tell us the future, we do have a solid discipline founded on wealth creation principles, valuation expertise, and risk controls to help us meet our goal of consistently delivering excess return for our clients.

Thank you for your continued support.

/s/Christopher C. Faber                  /s/Jeffrey B. Madden

Christopher C. Faber                     Jeffrey B. Madden
IronBridge Capital Management, L.P.      IronBridge Capital Management, L.P.

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment (Unaudited)

                          Frontegra IronBridge                 Russell
     Date                    Small Cap Fund                  2000 Index
     ----                 --------------------               ----------
   8/30/2002*<F30>              $100,000                      $100,000
   9/30/2002                     $95,200                       $92,819
  12/31/2002                    $106,200                       $98,534
   3/31/2003                    $104,500                       $94,108
   6/30/2003                    $130,400                      $116,152
   9/30/2003                    $136,000                      $126,696
  12/31/2003                    $152,713                      $145,098
   3/31/2004                    $160,082                      $154,179
   6/30/2004                    $162,027                      $154,900
   9/30/2004                    $159,571                      $150,479
  12/31/2004                    $181,408                      $171,683
   3/31/2005                    $166,490                      $162,520
   6/30/2005                    $175,746                      $169,543
   9/30/2005                    $189,575                      $177,506
  12/31/2005                    $188,832                      $179,516
   3/31/2006                    $210,057                      $204,544
   6/30/2006                    $200,709                      $194,266
   9/30/2006                    $200,819                      $195,121
  12/31/2006                    $218,234                      $212,482
   3/31/2007                    $228,953                      $216,617
   6/30/2007                    $245,092                      $226,182

*<F30>   8/30/02 commencement of operations.

Portfolio Total Return**<F31>
FOR THE YEAR ENDED 6/30/07

SIX MONTHS                        12.31%

ONE YEAR                          22.11%

THREE YEAR
AVERAGE ANNUAL                    14.79%

SINCE COMMENCEMENT
AVERAGE ANNUAL                    20.38%

This chart assumes an initial gross investment of $100,000 made on 8/30/02 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**<F31> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS
June 30, 2007

Number of Shares                                                         Value
----------------                                                         -----
               COMMON STOCKS  97.4%

               Aerospace & Defense  3.6%
      1,430    Mercury Computer Systems, Inc. (a)<F32>            $     17,446
    124,959    Moog Inc. - Class A (a)<F32>                          5,511,942
    160,432    Orbital Sciences Corp. (a)<F32>                       3,370,676
     68,491    Triumph Group, Inc.                                   4,484,106
     39,252    United Industrial Corp.                               2,354,335
                                                                  ------------
                                                                    15,738,505
                                                                  ------------
               Auto Components  0.8%
    109,928    Gentex Corp.                                          2,164,482
     63,820    Superior Industries International, Inc.               1,388,723
                                                                  ------------
                                                                     3,553,205
                                                                  ------------
               Biotechnology  1.8%
    248,805    Cepheid, Inc. (a)<F32>                                3,632,553
    171,174    Exelixis, Inc. (a)<F32>                               2,071,205
     38,769    Techne Corp. (a)<F32>                                 2,217,975
                                                                  ------------
                                                                     7,921,733
                                                                  ------------
               Building Products  1.8%
    132,105    Apogee Enterprises, Inc.                              3,675,161
    100,705    Universal Forest Products, Inc.                       4,255,793
                                                                  ------------
                                                                     7,930,954
                                                                  ------------
               Capital Markets  2.9%
     72,939    A.G. Edwards, Inc.                                    6,166,992
    243,335    Jefferies Group, Inc.                                 6,565,178
                                                                  ------------
                                                                    12,732,170
                                                                  ------------
               Chemicals  4.3%
     84,810    FMC Corp.                                             7,581,166
     96,975    Lubrizol Corp.                                        6,259,736
    140,699    Methanex Corp. (b)<F33>                               3,537,173
    110,670    Symyx Technologies, Inc. (a)<F32>                     1,273,812
                                                                  ------------
                                                                    18,651,887
                                                                  ------------
               Commercial Banks  6.4%
    138,747    Cathay General Bancorp                                4,653,574
    109,925    Community Bank System, Inc.                           2,200,699
    151,925    First Midwest Bancorp, Inc.                           5,394,857
      5,289    Frontier Financial Corp.                                119,161
     17,591    Mercantile Bank Corp.                                   476,716
    139,941    Pacific Capital Bancorp                               3,775,608
    280,009    Sterling Bancshares, Inc.                             3,166,902
    151,425    United Bankshares, Inc.                               4,815,315
     67,747    Westamerica Bancorporation                            2,997,127
                                                                  ------------
                                                                    27,599,959
                                                                  ------------
               Commercial Services & Supplies  3.0%
     74,121    ICF International, Inc. (a)<F32>                      1,491,315
    147,456    Mobile Mini, Inc. (a)<F32>                            4,305,715
     80,813    Quanta Services, Inc. (a)<F32>                        2,478,535
     33,553    Strayer Education, Inc.                               4,419,266
                                                                  ------------
                                                                    12,694,831
                                                                  ------------
               Communications Equipment  2.3%
    108,288    Polycom, Inc. (a)<F32>                                3,638,477
    211,791    Tekelec (a)<F32>                                      3,054,026
     95,466    ViaSat, Inc. (a)<F32>                                 3,064,459
                                                                  ------------
                                                                     9,756,962
                                                                  ------------
               Computer Programming Services  0.5%
     94,774    Perficient, Inc. (a)<F32>                             1,961,822
                                                                  ------------

               Distributors  0.0%
      1,745    Source Interlink Companies, Inc. (a)<F32>                 8,690
                                                                  ------------

               Electric Utilities  1.0%
    111,440    Black Hills Corp.                                     4,429,740
                                                                  ------------

               Electrical Equipment  2.9%
    144,872    American Superconductor Corp. (a)<F32>                2,797,478
     75,065    Thomas & Betts Corp. (a)<F32>                         4,353,770
    100,661    Woodward Governor Co.                                 5,402,476
                                                                  ------------
                                                                    12,553,724
                                                                  ------------
               Electronic Equipment & Instruments  7.0%
    283,646    Aeroflex, Inc. (a)<F32>                               4,019,264
    112,629    Flir Systems, Inc. (a)<F32>                           5,209,091
      1,397    Kemet Corp. (a)<F32>                                      9,849
    104,247    National Instruments Corp.                            3,395,325
     82,245    Novatel, Inc. (a)<F32>(b)<F33>                        2,985,494
     65,568    Rofin-Sinar Technologies, Inc. (a)<F32>               4,524,192
    200,278    Trimble Navigation Ltd. (a)<F32>                      6,448,952
    167,852    Veeco Instruments, Inc. (a)<F32>                      3,481,250
                                                                  ------------
                                                                    30,073,417
                                                                  ------------
               Energy Equipment & Services  4.7%
     57,522    FMC Technologies, Inc. (a)<F32>                       4,556,893
     34,151    Lufkin Industries, Inc.                               2,204,447
     84,558    Oceaneering International, Inc. (a)<F32>              4,451,133
    111,990    Oil States International, Inc. (a)<F32>               4,629,667
     67,885    Unit Corp. (a)<F32>                                   4,270,645
                                                                  ------------
                                                                    20,112,785
                                                                  ------------
               Food Products  1.7%
     90,098    Corn Products International, Inc.                     4,094,954
    126,112    Peet's Coffee & Tea, Inc. (a)<F32>                    3,106,139
                                                                  ------------
                                                                     7,201,093
                                                                  ------------
               Gas Utilities  1.0%
    109,332    AGL Resources, Inc.                                   4,425,759
                                                                  ------------

               Health Care Equipment & Supplies  4.9%
    184,192    ABIOMED, Inc. (a)<F32>                                1,985,590
     33,478    Analogic Corp.                                        2,460,968
     31,921    IDEXX Laboratories, Inc. (a)<F32>                     3,020,684
     88,838    Respironics, Inc. (a)<F32>                            3,783,610
    113,026    SonoSite, Inc. (a)<F32>                               3,552,407
    126,521    Thoratec Corp. (a)<F32>                               2,326,721
     73,709    Varian, Inc. (a)<F32>                                 4,041,464
                                                                  ------------
                                                                    21,171,444
                                                                  ------------
               Health Care Providers & Services  3.6%
    115,686    Allscripts Healthcare Solutions, Inc. (a)<F32>        2,947,679
    135,687    Cerner Corp. (a)<F32>                                 7,526,558
     83,686    Owens & Minor, Inc.                                   2,923,989
    125,309    Phase Forward, Inc. (a)<F32>                          2,108,950
                                                                  ------------
                                                                    15,507,176
                                                                  ------------
               Hotels, Restaurants & Leisure  1.0%
    200,014    California Pizza Kitchen, Inc. (a)<F32>               4,296,301
                                                                  ------------

               Household Durables  0.4%
     92,609    iRobot Corp. (a)<F32>                                 1,838,289
                                                                  ------------

               Household Products  0.5%
     69,298    WD-40 Co.                                             2,277,825
                                                                  ------------

               Industrial Conglomerates  0.8%
    101,361    Raven Industries, Inc.                                3,619,601
                                                                  ------------

               Insurance  3.5%
    112,332    Argonaut Group, Inc. (a)<F32>                         3,505,882
     72,906    FBL Financial Group, Inc. - Class A                   2,866,664
     94,499    The Midland Co.                                       4,435,783
     80,453    Selective Insurance Group, Inc.                       2,162,577
     49,916    Stewart Information Services Corp.                    1,988,154
                                                                  ------------
                                                                    14,959,060
                                                                  ------------
               Internet & Catalog Retail  0.5%
    148,278    Stamps.com Inc. (a)<F32>                              2,043,271
                                                                  ------------

               Internet Software & Services  2.3%
    157,602    aQuantive, Inc. (a)<F32>                             10,055,008
                                                                  ------------

               IT Services  1.0%
    120,229    eFunds Corp. (a)<F32>                                 4,242,881
                                                                  ------------

               Leisure Equipment & Products  3.6%
    246,912    Callaway Golf Co.                                     4,397,503
    384,076    Leapfrog Enterprises, Inc. (a)<F32>                   3,936,779
    257,978    Oakley, Inc.                                          7,326,575
                                                                  ------------
                                                                    15,660,857
                                                                  ------------
               Machinery  5.7%
    112,870    Astec Industries, Inc. (a)<F32>                       4,765,371
    174,454    IDEX Corp.                                            6,723,457
    118,282    Kaydon Corp.                                          6,164,858
     92,032    Lincoln Electric Holdings, Inc.                       6,832,456
                                                                  ------------
                                                                    24,486,142
                                                                  ------------

               Marine  0.9%
     76,872    Alexander & Baldwin, Inc.                             4,082,672
                                                                  ------------

               Media  0.5%
     62,900    Media General, Inc.                                   2,092,683
                                                                  ------------

               Medical Supplies & Services  0.5%
    109,243    Foxhollow Technologies, Inc. (a)<F32>                 2,320,321
                                                                  ------------

               Metals & Mining  1.0%
     74,006    Commercial Metals Co.                                 2,499,183
     27,130    RTI International Metals, Inc. (a)<F32>               2,044,788
                                                                  ------------
                                                                     4,543,971
                                                                  ------------
               Multi-Utilities & Unregulated Power  1.1%
    212,219    Avista Corp.                                          4,573,319
                                                                  ------------

               Oil & Gas  1.6%
    187,022    Cabot Oil & Gas Corp.                                 6,897,371
                                                                  ------------
               Real Estate  4.4%
    334,488    Annaly Mortgage Management, Inc.                      4,823,317
    133,956    Corporate Office Properties Trust                     5,493,536
     70,490    First Industrial Realty Trust, Inc.                   2,732,192
    117,004    Mid-America Apartment Communities, Inc.               6,140,370
                                                                  ------------
                                                                    19,189,415
                                                                  ------------
               Semiconductor & Semiconductor Equipment  4.1%
    122,668    Cohu, Inc.                                            2,729,363
    241,898    Cypress Semiconductor Corp. (a)<F32>                  5,633,804
    125,037    Intevac, Inc. (a)<F32>                                2,658,287
    166,871    Varian Semiconductor
                 Equipment Associates, Inc. (a)<F32>                 6,684,852
                                                                  ------------
                                                                    17,706,306
                                                                  ------------
               Software  2.4%
     99,562    Manhattan Associates, Inc. (a)<F32>                   2,778,775
    348,547    Parametric Technology Corp. (a)<F32>                  7,532,101
                                                                  ------------
                                                                    10,310,876
                                                                  ------------
               Specialty Retail  4.0%
    144,622    Men's Wearhouse, Inc.                                 7,385,846
    178,114    Stage Stores, Inc.                                    3,733,269
    120,580    Tractor Supply Co. (a)<F32>                           6,276,189
                                                                  ------------
                                                                    17,395,304
                                                                  ------------
               Textiles, Apparel & Luxury Goods  2.5%
     89,356    Oxford Industries, Inc.                               3,962,045
    240,739    Wolverine World Wide, Inc.                            6,670,878
                                                                  ------------
                                                                    10,632,923
                                                                  ------------
               Thrifts & Mortgage Finance  0.9%
    137,105    PFF Bancorp, Inc.                                     3,829,343
                                                                  ------------

               TOTAL COMMON STOCKS
                 (Cost $316,671,541)                               421,079,595
                                                                  ------------

Principal Amount
----------------
               SHORT-TERM INVESTMENTS  3.0%
               Variable Rate Demand Notes (c)<F34>  3.0%
$12,138,893    American Family Financial Services, Inc.,
                 4.9931%, 12/31/2031                                12,138,893
     34,550    U.S. Bank, N.A., 5.07%, 12/31/2031                       34,550
    677,348    Wisconsin Corporate Central Credit Union,
                 4.99%, 12/31/2031                                     677,348
                                                                  ------------

               TOTAL SHORT-TERM INVESTMENTS
                 (Cost $12,850,791)                                 12,850,791
                                                                  ------------

               TOTAL INVESTMENTS  100.4%
                 (Cost $329,522,332)                               433,930,386

               Liabilities in Excess of Other Assets  0.4%          (1,527,421)
                                                                  ------------

               TOTAL NET ASSETS  100.0%                           $432,402,965
                                                                  ------------
                                                                  ------------

(a)<F32>  Non-income producing.
(b)<F33>  U.S.-dollar denominated security of foreign issuer.
(c)<F34> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2007.

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007

ASSETS:
Investments at value (cost $329,522,332)                          $433,930,386
Cash                                                                     2,279
Interest and dividend receivable                                       658,741
Receivable for investments sold                                        833,018
Receivable for Fund shares sold                                      1,043,969
Other assets                                                            18,573
                                                                  ------------
Total assets                                                       436,486,966
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                      632,199
Payable for Fund shares purchased                                    3,001,432
Accrued investment advisory fees                                       371,954
Accrued expenses                                                        78,416
                                                                  ------------
Total liabilities                                                    4,084,001
                                                                  ------------
NET ASSETS                                                        $432,402,965
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $308,865,183
Undistributed net realized gain                                     19,129,728
Net unrealized appreciation on investments                         104,408,054
                                                                  ------------
NET ASSETS                                                        $432,402,965
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          50,000,000
Issued and outstanding                                              21,248,038
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $20.35
                                                                        ------
                                                                        ------

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENT OF OPERATIONS

                                                                   YEAR ENDED
                                                                  JUNE 30, 2007
                                                                  -------------
INVESTMENT INCOME:
Dividends(1)<F35>                                                  $ 3,360,446
Interest                                                               753,449
                                                                   -----------
                                                                     4,113,895
                                                                   -----------

EXPENSES:
Investment advisory fees (Note 3)                                    4,019,684
Fund administration and accounting fees                                125,976
Custody fees                                                            33,070
Audit fees                                                              29,580
Federal and state registration fees                                     29,399
Legal fees                                                              20,170
Shareholder servicing fees                                              17,196
Reports to shareholders                                                 12,865
Compliance support expenses                                              5,894
Directors' fees and related expenses                                     5,833
Other                                                                   13,865
                                                                   -----------
Total expenses before recapture                                      4,313,532
Expenses recaptured by Adviser (Note 3)                                108,120
                                                                   -----------
Total expenses                                                       4,421,652
                                                                   -----------
NET INVESTMENT LOSS                                                   (307,757)
                                                                   -----------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                    26,990,992
Change in net unrealized
  appreciation/depreciation on investments                          53,525,309
                                                                   -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                               80,516,301
                                                                   -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $80,208,544
                                                                   -----------
                                                                   -----------

(1)<F35>  Net of $10,747 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED          YEAR ENDED
                                                                   JUNE 30, 2007       JUNE 30, 2006
                                                                   -------------       -------------
OPERATIONS:
Net investment income (loss)                                       $   (307,757)        $    587,649
Net realized gain on investments                                     26,990,992           31,429,334
Change in net unrealized
  appreciation/depreciation on investments                           53,525,309           15,646,688
                                                                   ------------         ------------
Net increase in net assets
  resulting from operations                                          80,208,544           47,663,671
                                                                   ------------         ------------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                                  (409,379)                  -
Net realized gain on investments                                    (34,371,912)          (3,758,723)
                                                                   ------------         ------------
Net decrease in net assets resulting
  from distributions paid                                           (34,781,291)          (3,758,723)
                                                                   ------------         ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                          35,281,886           80,988,917
Shares issued to holders in
  reinvestment of distributions                                      33,624,374            3,621,889
Shares redeemed                                                     (86,149,770)         (43,377,633)
                                                                   ------------         ------------
Net increase (decrease) in net assets resulting
  from capital share transactions                                   (17,243,510)          41,233,173
                                                                   ------------         ------------

TOTAL INCREASE IN NET ASSETS                                         28,183,743           85,138,121
                                                                   ------------         ------------

NET ASSETS:
Beginning of year                                                   404,219,222          319,081,101
                                                                   ------------         ------------
End of year
(includes undistributed net investment income
  of $0 and $489,564, respectively)                                $432,402,965         $404,219,222
                                                                   ------------         ------------
                                                                   ------------         ------------

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
FINANCIAL HIGHLIGHTS

                                                         YEAR            YEAR           YEAR          YEAR           PERIOD
                                                         ENDED          ENDED          ENDED          ENDED          ENDED
                                                       JUNE 30,        JUNE 30,       JUNE 30,      JUNE 30,        JUNE 30,
                                                         2007            2006           2005          2004    2003(1)<F36>(6)<F41>
                                                       --------        --------       --------      --------  --------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                    $18.25         $16.14         $15.83        $13.04         $10.00

INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)                              (0.00)          0.03          (0.03)        (0.04)             -(5)<F40>
Net realized and unrealized
  gain on investments                                      3.82           2.25           1.38          3.17           3.04
                                                         ------         ------         ------        ------         ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                                    3.82           2.28           1.35          3.13           3.04
                                                         ------         ------         ------        ------         ------

LESS DISTRIBUTIONS
  PAID:
From net investment income                                (0.02)             -              -             -              -
From net realized gain on investments                     (1.70)         (0.17)         (1.04)        (0.34)             -
                                                         ------         ------         ------        ------         ------
TOTAL DISTRIBUTIONS PAID                                  (1.72)         (0.17)         (1.04)        (0.34)             -
                                                         ------         ------         ------        ------         ------

NET ASSET VALUE, END OF PERIOD                           $20.35         $18.25         $16.14        $15.83         $13.04
                                                         ------         ------         ------        ------         ------
                                                         ------         ------         ------        ------         ------

TOTAL RETURN(2)<F37>                                     22.11%         14.20%          8.47%        24.25%         30.40%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (in thousands)               $432,403       $404,219       $319,081      $144,988        $54,074
Ratio of expenses
  to average net assets(3)<F38>(4)<F39>                   1.10%          1.10%          1.10%         1.10%          1.10%
Ratio of net investment income (loss)
  to average net assets(3)<F38>(4)<F39>                 (0.08)%          0.15%        (0.27)%       (0.29)%        (0.07)%
Portfolio turnover rate(2)<F37>                             34%            60%            56%           94%            28%

(1)<F36>  Commenced operations on August 30, 2002.
(2)<F37>  Not annualized for periods less than a full year.
(3)<F38> Net of waivers, reimbursements and expense recapture by Adviser. Without expense recapture, the ratio of expenses to average net assets would have been 1.07% and 1.08% and the ratio of net investment income (loss) to average net assets would have been (0.05)% and 0.17% for the periods ended June 30, 2007 and June 30, 2006, respectively. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.11%, 1.21% and 2.15% and the ratio of net investment loss to average net assets would have been (0.28)%, (0.40)% and (1.12)% for the periods ended June 30, 2005, June 30, 2004 and June 30, 2003, respectively.
(4)<F39>  Annualized.
(5)<F40>  Less than one cent per share.
(6)<F41>  Formerly the Frontegra Horizon Fund for the period ended June 30,
          2003.

The accompanying notes are an integral part of these financial statements.

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment (Unaudited)

     Date           Frontegra IronBridge SMID Fund         Russell 2500 Index
     ----           ------------------------------         ------------------
  12/31/2004*<F42>             $100,000                         $100,000
   3/31/2005                    $98,100                          $96,857
   6/30/2005                   $100,000                         $101,234
   9/30/2005                   $106,700                         $106,179
  12/31/2005                   $108,615                         $108,094
   3/31/2006                   $118,744                         $120,135
   6/30/2006                   $111,022                         $114,919
   9/30/2006                   $112,426                         $115,515
  12/31/2006                   $118,760                         $125,562
   3/31/2007                   $126,684                         $130,021
   6/30/2007                   $135,726                         $136,449

*<F42>   12/31/04 commencement of operations.

Portfolio Total Return**<F43>
FOR THE YEAR ENDED 6/30/07

SIX MONTHS                        14.29%

ONE YEAR                          22.25%

SINCE COMMENCEMENT
AVERAGE ANNUAL                    13.02%

This chart assumes an initial gross investment of $100,000 made on 12/31/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**<F43> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS
June 30, 2007

Number of Shares                                                         Value
----------------                                                         -----
             COMMON STOCKS  95.6%

             Aerospace & Defense  4.0%
     43,054  Goodrich Corp.                                       $  2,564,296
     54,308  Moog Inc. - Class A (a)<F44>                            2,395,526
     59,246  Teledyne Technologies, Inc. (a)<F44>                    2,722,354
                                                                  ------------
                                                                     7,682,176
                                                                  ------------
             Auto Components  0.7%
     72,634  Gentex Corp.                                            1,430,164
                                                                  ------------

             Biotechnology  2.5%
     85,279  Affymetrix, Inc. (a)<F44>                               2,122,594
     23,130  Cephalon, Inc. (a)<F44>                                 1,859,421
     85,167  Millennium Pharmaceuticals, Inc. (a)<F44>                 900,215
                                                                  ------------
                                                                     4,882,230
                                                                  ------------
             Capital Markets  2.6%
     18,850  Affiliated Managers Group, Inc. (a)<F44>                2,427,126
     95,235  Jefferies Group, Inc.                                   2,569,440
                                                                  ------------
                                                                     4,996,566
                                                                  ------------
             Chemicals  6.4%
     41,483  Agrium, Inc. (b)<F45>                                   1,814,881
     57,566  Airgas, Inc.                                            2,757,411
     50,627  Lubrizol Corp.                                          3,267,973
     62,321  Methanex Corp. (b)<F45>                                 1,566,750
     68,220  Sigma-Aldrich Corp.                                     2,910,947
                                                                  ------------
                                                                    12,317,962
                                                                  ------------
             Commercial Banks  3.9%
     53,020  Cullen/Frost Bankers, Inc.                              2,834,979
     73,160  Synovus Financial Corp.                                 2,246,012
     61,543  Wilmington Trust Corp.                                  2,554,650
                                                                  ------------
                                                                     7,635,641
                                                                  ------------
             Commercial Services & Supplies  1.1%
     74,073  Mobile Mini, Inc. (a)<F44>                              2,162,932
                                                                  ------------

             Communications Equipment  4.4%
     39,505  Harris Corp.                                            2,154,998
     80,058  Polycom, Inc. (a)<F44>                                  2,689,949
    276,554  Tellabs, Inc. (a)<F44>                                  2,975,721
     19,303  ViaSat, Inc. (a)<F44>                                     619,626
                                                                  ------------
                                                                     8,440,294
                                                                  ------------
             Construction & Engineering  2.1%
     41,614  InfraSource Services, Inc. (a)<F44>                     1,543,879
     43,540  Jacobs Engineering Group, Inc. (a)<F44>                 2,503,985
                                                                  ------------
                                                                     4,047,864
                                                                  ------------
             Distributors  1.4%
     56,190  Genuine Parts Co.                                       2,787,024
                                                                  ------------

             Diversified Financial Services  1.6%
     54,769  CIT Group, Inc.                                         3,002,984
                                                                  ------------

             Electric Utilities  2.6%
     51,278  Allegheny Energy, Inc. (a)<F44>                         2,653,124
     54,693  Wisconsin Energy Corp.                                  2,419,071
                                                                  ------------
                                                                     5,072,195
                                                                  ------------
             Electrical Equipment  1.5%
     73,204  AMETEK, Inc.                                            2,904,735
                                                                  ------------

             Electronic Equipment & Instruments  2.9%
     66,812  National Instruments Corp.                              2,176,067
    107,846  Trimble Navigation Ltd. (a)<F44>                        3,472,641
                                                                  ------------
                                                                     5,648,708
                                                                  ------------
             Energy Equipment & Services  1.6%
     51,950  ENSCO International Inc.                                3,169,470
                                                                  ------------

             Food & Staples Retailing  1.0%
     40,510  Supervalu, Inc.                                         1,876,423
                                                                  ------------

             Food Products  3.7%
     73,267  Corn Products International, Inc.                       3,329,985
    102,686  Hormel Foods Corp.                                      3,835,322
                                                                  ------------
                                                                     7,165,307
                                                                  ------------
             Gas Utilities  1.3%
     48,056  Questar Corp.                                           2,539,760
                                                                  ------------
             Health Care Equipment & Supplies  3.9%
     13,020  IDEXX Laboratories, Inc. (a)<F44>                       1,232,083
     19,082  Intuitive Surgical, Inc. (a)<F44>                       2,648,009
    122,070  Thoratec Corp. (a)<F44>                                 2,244,867
     33,393  Varian Medical Systems, Inc. (a)<F44>                   1,419,536
                                                                  ------------
                                                                     7,544,495
                                                                  ------------
             Health Care Providers & Services  5.0%
     55,101  Cerner Corp. (a)<F44>                                   3,056,453
    119,355  IMS Health, Inc.                                        3,834,876
     70,659  Pharmaceutical Product Development, Inc.                2,704,120
                                                                  ------------
                                                                     9,595,449
                                                                  ------------
             Hotels Restaurants & Leisure  1.4%
     63,140  Royal Caribbean Cruises Ltd. (b)<F45>                   2,713,757
                                                                  ------------

             Insurance  3.7%
     54,089  American Financial Group, Inc.                          1,847,139
     47,450  Nationwide Financial Services Inc. - Class A            2,999,789
     21,857  SAFECO Corp.                                            1,360,817
     22,730  Stewart Information Services Corp.                        905,336
                                                                  ------------
                                                                     7,113,081
                                                                  ------------
             IT Services  1.5%
     81,463  eFunds Corp. (a)<F44>                                   2,874,829
                                                                  ------------

             Leisure Equipment & Products  2.1%
     75,645  Leapfrog Enterprises, Inc. (a)<F44>                       775,361
    117,980  Oakley, Inc.                                            3,350,632
                                                                  ------------
                                                                     4,125,993
                                                                  ------------
             Machinery  3.0%
     42,440  ITT Industries, Inc.                                    2,897,803
     29,220  Parker Hannifin Corp.                                   2,860,930
                                                                  ------------
                                                                     5,758,733
                                                                  ------------
             Marine  1.9%
     69,084  Alexander & Baldwin, Inc.                               3,669,051
                                                                  ------------

             Media  0.5%
     27,988  Media General, Inc. - Class A                             931,161
                                                                  ------------

             Medical Supplies & Services  0.5%
     46,077  Foxhollow Technologies, Inc. (a)<F44>                     978,676
                                                                  ------------

             Metal & Mining  1.3%
     71,920  Arch Coal, Inc.                                         2,502,816
                                                                  ------------

             Oil & Gas  1.2%
     61,920  Cabot Oil & Gas Corp.                                   2,283,610
                                                                  ------------

             Paper & Forest Products  2.0%
     86,888  Rayonier Inc.                                           3,922,124
                                                                  ------------

             Pharmaceuticals  1.5%
     57,240  Barr Pharmaceuticals Inc. (a)<F44>                      2,875,165
                                                                  ------------

             Real Estate  4.3%
    159,590  Annaly Mortgage Management, Inc.                        2,301,288
     32,169  Forest City Enterprises, Inc. - Class A                 1,977,750
     88,430  The St. Joe Co.                                         4,097,846
                                                                  ------------
                                                                     8,376,884
                                                                  ------------
             Road & Rail  1.1%
     31,864  Canadian Pacific Railway Ltd. (b)<F45>                  2,192,881
                                                                  ------------

             Semiconductor & Semiconductor Equipment  1.2%
     58,050  Varian Semiconductor
               Equipment Associates, Inc. (a)<F44>                   2,325,483
                                                                  ------------

             Software  4.9%
    114,525  Cadence Design Systems, Inc. (a)<F44>                   2,514,969
     75,211  Citrix Systems, Inc. (a)<F44>                           2,532,354
    205,855  Parametric Technology Corp. (a)<F44>                    4,448,527
                                                                  ------------
                                                                     9,495,850
                                                                  ------------
             Specialty Retail  6.5%
     31,349  Abercrombie & Fitch Co. - Class A                       2,287,850
     27,511  Guitar Center, Inc. (a)<F44>                            1,645,433
     53,479  Men's Wearhouse, Inc.                                   2,731,173
     70,799  O'Reilly Automotive, Inc. (a)<F44>                      2,587,704
     63,041  Tractor Supply Co. (a)<F44>                             3,281,284
                                                                  ------------
                                                                    12,533,444
                                                                  ------------
             Textiles, Apparel & Luxury Goods  1.3%
     89,013  Wolverine World Wide, Inc.                              2,466,550
                                                                  ------------

             Water Utilities  1.5%
    124,625  Aqua America, Inc.                                      2,802,816
                                                                  ------------

             TOTAL COMMON STOCKS
               (Cost $154,709,871)                                 184,845,283
                                                                  ------------
Principal Amount
----------------
             SHORT-TERM INVESTMENTS  4.5%
             Variable Rate Demand Notes (c)<F46>  4.5%
 $7,609,003  American Family Financial Services, Inc.,
               4.9931%, 12/31/2031                                   7,609,003
      1,269  U.S. Bank, N.A., 5.07%, 12/31/2031                          1,269
  1,135,000  Wisconsin Corporate Central Credit Union,
               4.99%, 12/31/2031                                     1,135,000
                                                                  ------------

             TOTAL SHORT-TERM INVESTMENTS
             (Cost $8,745,272)                                       8,745,272
                                                                  ------------

             TOTAL INVESTMENTS  100.1%
               (Cost $163,455,143)                                 193,590,555

             Liabilities in Excess of Other Assets  (0.1)%            (166,390)
                                                                  ------------

             TOTAL NET ASSETS  100.0%                             $193,424,165
                                                                  ------------
                                                                  ------------

(a)<F44>  Non-income producing.
(b)<F45>  U.S.-dollar denominated security of foreign issuer.
(c)<F46> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2007.

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007

ASSETS:
Investments at value (cost $163,455,143)                          $193,590,555
Cash                                                                     6,951
Interest and dividend receivable                                       146,910
Receivable for Fund shares sold                                        579,522
Other assets                                                            10,159
                                                                  ------------
Total assets                                                       194,334,097
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                      610,400
Payable for Fund shares purchased                                      122,107
Accrued investment advisory fees                                       127,736
Accrued expenses                                                        49,689
                                                                  ------------
Total liabilities                                                      909,932
                                                                  ------------
NET ASSETS                                                        $193,424,165
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $154,756,110
Undistributed net investment income                                    186,635
Undistributed net realized gain                                      8,346,008
Net unrealized appreciation on investments                          30,135,412
                                                                  ------------
NET ASSETS                                                        $193,424,165
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          50,000,000
Issued and outstanding                                              14,477,733
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $13.36
                                                                        ------
                                                                        ------

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
STATEMENT OF OPERATIONS

                                                                   YEAR ENDED
                                                                 JUNE 30, 2007
                                                                 -------------
INVESTMENT INCOME:
Dividends(1)<F47>                                                 $ 1,513,177
Interest                                                              268,420
                                                                  -----------
                                                                    1,781,597
                                                                  -----------

EXPENSES:
Investment advisory fees (Note 3)                                   1,438,918
Fund administration and accounting fees                                67,959
Federal and state registration fees                                    30,690
Audit fees                                                             28,280
Custody fees                                                           23,817
Legal fees                                                             23,340
Shareholder servicing fees                                             13,861
Reports to shareholders                                                 7,585
Compliance support expenses                                             5,894
Directors' fees and related expenses                                    5,833
Other                                                                   5,104
                                                                  -----------
Total expenses before waiver                                        1,651,281
Waiver of expenses by Adviser (Note 3)                                (43,079)
                                                                  -----------
Net expenses                                                        1,608,202
                                                                  -----------
NET INVESTMENT INCOME                                                 173,395
                                                                  -----------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                    8,354,738
Change in net unrealized
  appreciation/depreciation on investments                         27,486,376
                                                                  -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                              35,841,114
                                                                  -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $36,014,509
                                                                  -----------
                                                                  -----------

(1)<F47>  Net of $7,550 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                           YEAR ENDED          YEAR ENDED
                                                          JUNE 30, 2007       JUNE 30, 2006
                                                          -------------       -------------
OPERATIONS:
Net investment income                                     $    173,395        $    227,660
Net realized gain on investments                             8,354,738           2,671,035
Change in net unrealized
  appreciation/depreciation on investments                  27,486,376           1,603,263
                                                          ------------        ------------
Net increase in net assets
  resulting from operations                                 36,014,509           4,501,958
                                                          ------------        ------------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                          (64,902)           (201,965)
Net realized gain on investments                            (2,103,711)                 _
                                                          ------------        ------------
Net decrease in net assets resulting
  from distributions paid                                   (2,168,613)           (201,965)
                                                          ------------        ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                 56,990,350          91,416,841
Shares issued to holders in
  reinvestment of distributions                              1,884,048             162,875
Shares redeemed                                            (32,354,509)         (4,459,042)
                                                          ------------        ------------
Net increase in net assets resulting
  from capital share transactions                           26,519,889          87,120,674
                                                          ------------        ------------

TOTAL INCREASE IN NET ASSETS                                60,365,785          91,420,667
                                                          ------------        ------------

NET ASSETS:
Beginning of year                                          133,058,380          41,637,713
                                                          ------------        ------------
End of year
  (includes undistributed net investment income
  of $186,635 and $110,989, respectively)                 $193,424,165        $133,058,380
                                                          ------------        ------------
                                                          ------------        ------------

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
FINANCIAL HIGHLIGHTS

                                                               YEAR                YEAR              PERIOD
                                                              ENDED               ENDED               ENDED
                                                             JUNE 30,            JUNE 30,           JUNE 30,
                                                               2007                2006           2005(1)<F48>
                                                             --------            --------         ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                         $11.07              $10.00             $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                                           0.01                0.06(5)<F52>       0.04(5)<F52>
Net realized and unrealized
  gain (loss) on investments                                    2.43                1.04              (0.04)
                                                              ------              ------             ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                                         2.44                1.10               0.00
                                                              ------              ------             ------

LESS DISTRIBUTIONS PAID:
From net investment income                                         - (6)<F53>      (0.03)                 -
From net realized gain on investments                          (0.15)                  -                  -
                                                              ------              ------             ------
TOTAL DISTRIBUTIONS PAID                                       (0.15)              (0.03)                 -
                                                              ------              ------             ------

NET ASSET VALUE, END OF PERIOD                                $13.36              $11.07             $10.00
                                                              ------              ------             ------
                                                              ------              ------             ------

TOTAL RETURN(2)<F49>                                          22.25%              11.02%              0.00%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (in thousands)                    $193,424            $133,058            $41,638
Ratio of expenses
  to average net assets(3)<F50>(4)<F51>                        0.95%               0.95%              0.95%
Ratio of net investment income
  to average net assets(3)<F50>(4)<F51>                        0.10%               0.28%              0.89%
Portfolio turnover rate(2)<F49>                                  71%                 91%                44%

(1)<F48>   Commenced operations on December 31, 2004.
(2)<F49>   Not annualized for periods less than a full year.
(3)<F50> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.98%, 1.08% and 1.49% and the ratio of net investment income to average net assets would have been 0.07%, 0.15% and 0.35% for the periods ended June 30, 2007, June 30, 2006 and June 30, 2005, respectively.
(4)<F51>   Annualized.
(5)<F52> Per share net investment income has been calculated using the daily average share method.
(6)<F53>   Less than one cent per share.

The accompanying notes are an integral part of these financial statements.

                                   FRONTEGRA
                             NEW STAR INTERNATIONAL
                                  EQUITY FUND

REPORT FROM NEW STAR
INSTITUTIONAL MANAGERS LIMITED:

Dear Fellow Shareholders:

The Frontegra New Star International Equity Fund strives to achieve capital appreciation by investing in a diversified portfolio of securities of large- and mid-cap companies located outside the United States. The objective is relative to and measured against the Morgan Stanley Capital International EAFE Index.

PERFORMANCE REVIEW

The Frontegra New Star International Equity Fund returned 27.12%, net of fees, for the one year period ended June 30, 2007. The Fund's return trailed the 27.71% return of its benchmark, the MSCI EAFE Index.

EXECUTIVE SUMMARY

Another twelve months goes by and on the surface nothing much has changed. International stock markets have had another year of strong returns very similar to the last. The markets have been driven again by mid cap stocks and in particular the cyclical companies. But the general backdrop has changed, which suggests that events may unfold somewhat differently in the coming twelve months.

Over the last year the general liquidity environment has remained buoyant, which remains the key to the strength in markets. A year ago much of this liquidity was driven by central bank rate cuts. Now most central banks are raising rates to ward off inflation fears. The slack has been taken up by the continued growth in hedge funds, the Asian savings surplus, and the dramatic increase in private equity activity and other takeover activity.

Although short-term interest rates have risen steadily over the last year, longer term yields have stayed relatively low. This has allowed private equity companies to borrow cheaply and structure numerous takeovers. These takeovers were initially concentrated in the regulated return industries. As their confidence has grown this has spilled over into other sectors, including many cyclical companies. This has probably been the key driver of sectorial return patterns, especially in Europe.

Cyclical companies have had another year where earnings revisions have surprised the market. This extraordinary earnings growth has kept valuations within reasonable historical ranges. The growth in the BRIC (Brazil, Russia, India and China) markets is the main reason for this continued performance and will likely continue as long as these countries are growing. This explains our increased exposure in this area.

Looking out, there are some problems that suggest we will struggle to have a third straight year of such high returns. The Federal Reserves determination to reign in inflation has triggered problems in the sub-prime market. This has transmitted itself to a general rise in bond yields globally, which is in turn affecting the general liquidity picture. The private equity firms are also likely to find life more difficult in this kind of environment.

The U.S. Dollar has continued to weaken over the last year. The fiscal and trade deficits continue to weigh on sentiment. Interest rate increases have helped a little but they are often matched in Europe. Until the relative growth picture improves for the U.S. it would appear unlikely that the dollar will strengthen significantly in the near term.

PORTFOLIO OUTLOOK AND STRATEGY

An interesting development in recent months has been the better performance from large capitalization stocks. Mainly as a result of the increased risk premium that the market has demanded since the sub-prime crisis emerged. This is wholly justified by valuation but needed a catalyst to get investors to reduce their mid cap exposure.

Earnings momentum has stayed surprisingly robust through the last year. The classic defensive growth sectors have still struggled against the continued stellar earnings from the cyclicals. We believe that it's still difficult to justify broad sector biases. It is a case of finding individual stock ideas that fulfill our normal high return on invested capital ("ROIC") screening criteria, regardless of what sectors they are in. Having said that we do have some sectorial differences; we are overweight European oils and IT and underweight European banks in particular.

The only significant regional bet is the overweight in Hong Kong/ China at the expense of the UK. We feel that Hong Kong is and will continue to benefit from the huge Chinese savings pool that the authorities are encouraging to drift outside the mainland.

/s/Mark Beale

Mark Beale
New Star Institutional Managers Limited

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment (Unaudited)

                          Frontegra New Star           Morgan Stanley Capital
     Date             International Equity Fund       International EAFE Index
     ----             -------------------------       ------------------------
    1/8/2004*<F54>             $100,000                       $100,000
   3/31/2004                   $100,600                       $101,609
   6/30/2004                   $100,300                       $102,052
   9/30/2004                    $99,900                       $101,861
  12/31/2004                   $111,807                       $117,515
   3/31/2005                   $112,008                       $117,420
   6/30/2005                   $111,204                       $116,586
   9/30/2005                   $120,345                       $128,786
  12/31/2005                   $123,206                       $134,118
   3/31/2006                   $133,245                       $146,850
   6/30/2006                   $132,738                       $148,278
   9/30/2006                   $137,808                       $154,200
  12/31/2006                   $148,837                       $170,298
   3/31/2007                   $156,483                       $177,410
   6/30/2007                   $168,738                       $189,365

*<F54>   1/08/04 commencement of operations.

Portfolio Total Return**<F55>
FOR THE YEAR ENDED 6/30/07

SIX MONTHS                        13.37%

ONE YEAR                          27.12%

THREE YEAR                        18.93%

SINCE COMMENCEMENT
AVERAGE ANNUAL                    16.25%

This chart assumes an initial gross investment of $100,000 made on 1/08/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australasia and the Far East. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**<F55> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra New Star International Equity Fund
SCHEDULE OF INVESTMENTS
June 30, 2007

Number of Shares                                                         Value
----------------                                                         -----
               COMMON STOCKS  97.9%

               Australia  6.1%
  1,024,261    Axa Asia Pacific Holdings Ltd.                     $  6,451,997
    237,579    Orica Ltd.                                            6,002,318
    262,800    QBE Insurance Group Ltd.                              6,951,438
    166,034    Rio Tinto Ltd.                                       13,906,080
    320,369    Santos Ltd.                                           3,786,238
    155,310    Woodside Petroleum Ltd.                               6,024,003
                                                                  ------------
                                                                    43,122,074
                                                                  ------------
               Austria  0.7%
     78,200    OMV AG                                                5,238,029
                                                                  ------------

               Belgium  1.6%
      4,000    Belgacom SA                                             177,844
     59,300    Delhaize Group                                        5,846,931
    124,140    Fortis                                                5,294,243
                                                                  ------------
                                                                    11,319,018
                                                                  ------------
               Finland  2.6%
    156,900    Fortum Oyj                                            4,924,560
     75,004    Metso Oyj                                             4,448,366
    331,600    Nokia Oyj                                             9,339,644
                                                                  ------------
                                                                    18,712,570
                                                                  ------------
               France  12.6%
     52,000    Alstom (a)<F56>                                       8,742,560
    138,600    Arcelor Mittal                                        8,736,011
     63,311    Bouygues SA                                           5,328,972
    113,196    CapGemini SA                                          8,329,792
    115,600    Carrefour SA                                          8,157,791
     51,454    Compagnie Generale
                 des Etablissements Michelin - Class B               7,232,182
     60,734    LVMH Moet Hennessy Louis Vuitton SA                   7,031,449
    136,066    Publicis Groupe                                       6,012,797
    105,180    Technip SA                                            8,726,445
    160,676    Total SA                                             13,104,603
    197,719    Vivendi                                               8,539,234
                                                                  ------------
                                                                    89,941,836
                                                                  ------------
               Germany  9.3%
     38,100    Allianz AG                                            8,900,399
    169,098    Commerzbank AG                                        8,067,544
    103,300    DaimlerChrysler AG                                    9,542,160
     51,777    E.ON AG                                               8,660,918
     84,243    Fresenius Medical Care AG                             3,880,069
    133,681    Gea Group AG (a)<F56>                                 4,633,648
    161,600    Karstadt Quelle AG (a)<F56>                           5,443,898
    114,222    Metro AG                                              9,461,171
     53,300    Siemens AG                                            7,650,355
                                                                  ------------
                                                                    66,240,162
                                                                  ------------
               Greece  1.0%
    219,212    Alpha Bank A.E.                                       6,912,959
                                                                  ------------

               Hong Kong  5.9%
    464,000    Cheung Kong (Holdings) Ltd.                           6,076,529
     35,000    China Mobile Ltd.                                       375,774
    116,964    China Mobile (Hong Kong) Ltd. - ADR                   6,304,360
  5,865,000    Guangdong Investment Ltd.                             3,420,350
  1,842,000    Hang Lung Properties Ltd.                             6,348,718
 12,337,000    Industrial & Commercial Bank Of China Ltd.            6,847,578
    459,000    Sun Hung Kai Properties Ltd.                          5,523,826
  1,024,000    Television Broadcasts Ltd.                            7,202,783
                                                                  ------------
                                                                    42,099,918
                                                                  ------------
               India  0.7%
     91,300    Infosys Technologies Ltd. - ADR                       4,599,694
                                                                  ------------

               Italy  2.4%
    285,281    Eni SPA                                              10,386,491
    749,199    UniCredito Italiano SPA                               6,722,866
                                                                  ------------
                                                                    17,109,357
                                                                  ------------
               Japan  19.4%
    163,200    Aeon Co. Ltd.                                         3,035,354
    449,000    The Bank of Yokohama, Ltd.                            3,150,749
        935    East Japan Railway Co.                                7,214,213
     70,400    Fanuc Ltd.                                            7,272,999
    958,000    Fujitsu, Ltd.                                         7,064,885
    151,000    IBIDEN CO., LTD.                                      9,762,112
        607    Inpex Holdings, Inc.                                  5,669,442
    160,000    Isetan Co. Ltd.                                       2,631,472
    329,000    Kao Corp.                                             8,523,939
     12,600    Komatsu Ltd.                                            366,360
    187,300    Mitsubishi Corp.                                      4,913,535
        899    Mitsubishi Tokyo Financial Group, Inc.                9,930,071
     24,000    Mitsui & Co., Ltd.                                      478,538
    276,000    Mitsui Fudosan Co., Ltd.                              7,756,020
    108,700    Murata Manufacturing Co., Ltd.                        8,201,608
    397,000    Nippon Electric Glass Co., Ltd.                       7,012,995
    465,900    Nomura Holdings, Inc.                                 9,081,503
     88,100    Sony Corp.                                            4,529,324
  1,067,000    Sumitomo Metal Industries, Ltd.                       6,291,509
    593,000    The Sumitomo Trust & Banking Co., Ltd.                5,659,086
    190,600    Toyota Motor Corp.                                   12,074,558
    267,800    Yamaha Motor Co., Ltd.                                7,786,591
                                                                  ------------
                                                                   138,406,863
                                                                  ------------
               Netherlands  4.8%
     86,833    Akzo Nobel NV                                         7,516,869
    284,260    ASML Holding NV (a)<F56>                              7,887,027
    178,200    ING Groep NV                                          7,908,477
    236,600    Koninklijke (Royal) KPN NV                            3,945,201
    232,505    Wolters Kluwer NV                                     7,127,615
                                                                  ------------
                                                                    34,385,189
                                                                  ------------
               Russia  1.8%
     30,900    LUKOIL - ADR                                          2,370,030
     57,758    Lukoil Oil Company                                    4,401,160
    554,365    VTB Bank OJSC - GDR (a)<F56>                          5,987,142
                                                                  ------------
                                                                    12,758,332
                                                                  ------------
               Singapore  2.3%
    989,000    Capitaland Ltd.                                       5,233,317
    356,000    Great Eastern Holdings Ltd.                           4,302,466
    453,000    United Overseas Bank Ltd.                             6,510,534
                                                                  ------------
                                                                    16,046,317
                                                                  ------------
               Spain  0.7%
    202,206    Indra Sistemas, SA                                    5,068,492
                                                                  ------------

               Sweden  2.1%
    184,300    Skanska AB                                            3,974,770
    133,980    Swedbank AB                                           4,877,913
  1,573,000    Telefonaktiebolaget LM Ericsson - Class B             6,315,736
                                                                  ------------
                                                                    15,168,419
                                                                  ------------
               Switzerland  7.2%
     75,700    Holcim Ltd.                                           8,230,012
    235,698    Novartis AG                                          13,314,091
     74,600    Roche Holding AG                                     13,277,151
    123,264    UBS AG                                                7,427,123
     28,938    Zurich Financial Services AG                          8,984,639
                                                                  ------------
                                                                    51,233,016
                                                                  ------------
               Taiwan  0.6%
    389,437    Taiwan Semiconductor Manufacturing Co. Ltd. - ADR     4,334,435
                                                                  ------------

               Turkey  0.0%
      6,326    Turkcell Iletisim Hizmetleri AS - ADR                   105,328
                                                                  ------------

               United Kingdom  16.1%
    445,800    Aviva plc                                             6,655,936
  1,116,000    BAE Systems plc                                       9,076,268
    499,282    Barclays plc                                          6,978,197
    567,000    British Sky Broadcasting Group plc                    7,287,040
    359,166    EMAP plc                                              5,935,853
    215,476    Experian Group Ltd (a)<F56>                           2,723,847
    469,100    GlaxoSmithKline plc                                  12,293,175
    289,700    Invesco plc                                           3,761,016
  2,764,780    Legal & General Group plc                             8,333,537
    512,995    National Grid plc                                     7,602,520
    827,084    Rolls-Royce Group plc                                 8,943,828
  3,598,590    Rolls-Royce Group plc - Class B                           7,371
    195,300    Royal Dutch Shell plc - Class A                       7,977,031
    301,618    Scottish & Newcastle plc                              3,879,399
    205,333    Smiths Group plc                                      4,886,132
  3,698,853    Vodafone Group plc                                   12,463,704
    131,864    Wolseley plc                                          3,182,869
    325,100    Yell Group plc                                        3,017,741
                                                                  ------------
                                                                   115,005,464
                                                                  ------------

               TOTAL COMMON STOCKS
                 (Cost $553,255,495)                               697,807,472
                                                                  ------------

               SHORT-TERM INVESTMENT  0.2%
               Investment Company  0.2%
  1,033,617    First American Prime Obligations Fund                 1,033,617
                                                                  ------------

               TOTAL SHORT-TERM INVESTMENT
                 (Cost $1,033,617)                                   1,033,617
                                                                  ------------

               TOTAL INVESTMENTS  98.1%
                 (Cost $554,289,112)                               698,841,089

               Other Assets in Excess of Liabilities  1.9%          13,779,182
                                                                  ------------

               TOTAL NET ASSETS  100.0%                           $712,620,271
                                                                  ------------
                                                                  ------------

ADR - American Depositary Receipt
GDR - Global Depositary Receipt
(a)<F56>  Non-income producing

As of June 30, 2007, the currency diversification as a percentage of net assets was as follows:
    European Monetary Unit                      35.9%
    Japanese Yen                                19.6%
    British Pounds                              16.4%
    Swiss Francs                                 7.2%
    Australian Dollars                           6.1%
    Hong Kong Dollars                            5.0%
    Other                                        9.8%*<F57>
                                               ------
                                               100.0%
                                               ------
                                               ------

*<F57> None of the remaining currencies (comprised of five other currencies) exceeds 5.0% each of net assets.

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
PORTFOLIO DIVERSIFICATION
June 30, 2007

                                                       Value         Percentage
                                                       -----         ----------
 Aerospace & Defense                                $22,906,228           3.2%
 Auto Components                                      7,232,182           1.0%
 Automobiles                                         29,403,309           4.1%
 Beverages                                            3,879,399           0.5%
 Capital Markets                                     20,269,641           2.8%
 Chemicals                                           13,519,187           1.9%
 Commercial Banks                                    71,644,639          10.1%
 Communications Equipment                            15,655,380           2.2%
 Computers & Peripherals                              7,064,885           1.0%
 Construction & Engineering                           3,974,771           0.6%
 Construction Materials                               8,230,012           1.2%
 Diversified Financial Services                      15,926,567           2.2%
 Diversified Telecommunication Services               4,123,045           0.6%
 Electric Utilities                                  13,585,478           1.9%
 Electronic Equipment & Instruments                  24,976,715           3.5%
 Energy Equipment & Services                          8,733,816           1.2%
 Food & Staples Retailing                            26,501,248           3.7%
 Health Care Providers & Services                     3,880,070           0.5%
 Household Durables                                   4,529,324           0.6%
 Household Products                                   8,523,939           1.2%
 Industrial Conglomerates                             7,650,355           1.1%
 Information Technology Services                     17,997,977           2.5%
 Insurance                                           50,580,412           7.1%
 Machinery                                           25,463,931           3.6%
 Media                                               45,123,063           6.3%
 Metals & Mining                                     28,933,600           4.1%
 Multiline Retail                                     8,075,370           1.1%
 Multi-Utilities                                      7,602,520           1.1%
 Oil, Gas & Consumable Fuels                         58,957,027           8.3%
 Pharmaceuticals                                     38,884,416           5.5%
 Real Estate Management & Development                30,938,411           4.3%
 Road & Rail                                          7,214,213           1.0%
 Semiconductors & Semiconductor Equipment            12,221,462           1.7%
 Textiles, Apparel & Luxury Goods                     7,031,449           1.0%
 Trading Companies & Distributors                     8,574,943           1.2%
 Water Utilities                                      3,420,350           0.5%
 Wireless Telecommunication Services                 24,578,138           3.5%
                                                   ------------         ------
 TOTAL COMMON STOCKS                                697,807,472          97.9%
 TOTAL SHORT-TERM INVESTMENTS                         1,033,617           0.2%
                                                   ------------         ------
 TOTAL INVESTMENTS                                  698,841,089          98.1%
 Other Assets in Excess of Liabilities               13,779,182           1.9%
                                                   ------------         ------
 TOTAL NET ASSETS                                  $712,620,271         100.0%
                                                   ------------         ------
                                                   ------------         ------

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007

ASSETS:
Investments at value (cost $554,289,112)                          $698,841,089
Foreign currencies at value (cost $4,427,623)                        4,451,037
Cash                                                                    28,579
Interest and dividend receivable                                     1,889,831
Receivable for investments sold                                     15,205,556
Receivable for Fund shares sold                                        406,514
Other assets                                                            10,643
                                                                  ------------
Total assets                                                       720,833,249
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                    7,717,415
Accrued investment advisory fees                                       297,806
Accrued expenses                                                       197,757
                                                                  ------------
Total liabilities                                                    8,212,978
                                                                  ------------
NET ASSETS                                                        $712,620,271
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $527,801,212
Undistributed net investment income                                  8,461,283
Undistributed net realized gain                                     31,793,583
Net unrealized appreciation on:
     Investments                                                   144,532,561
     Foreign currency                                                   31,632
                                                                  ------------
NET ASSETS                                                        $712,620,271
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                              44,226,189
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $16.11
                                                                        ------
                                                                        ------

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
STATEMENT OF OPERATIONS

                                                                   YEAR ENDED
                                                                 JUNE 30, 2007
                                                                 -------------
INVESTMENT INCOME:
Dividends(1)<F58>                                                 $ 14,085,239
Interest                                                               220,800
                                                                  ------------
                                                                    14,306,039
                                                                  ------------

EXPENSES:
Investment advisory fees (Note 3)                                    5,736,266
Custody fees                                                           388,454
Fund administration and accounting fees                                202,299
Audit fees                                                              37,531
Federal and state registration fees                                     32,883
Legal fees                                                              21,578
Reports to shareholders                                                 15,362
Shareholder servicing fees                                              13,400
Compliance support expenses                                              5,853
Directors' fees and related expenses                                     5,833
Other                                                                   16,931
                                                                  ------------
Total expenses before waiver                                         6,476,390
Waiver of expenses by Adviser (Note 3)                              (1,947,759)
                                                                  ------------
Net expenses                                                         4,528,631
                                                                  ------------
NET INVESTMENT INCOME                                                9,777,408
                                                                  ------------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain on:
     Investments                                                    36,652,409
     Foreign currency transactions                                     722,655
Change in net unrealized
  appreciation/depreciation on:
     Investments                                                    99,800,538
     Foreign currency translation                                      (31,386)
                                                                  ------------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                              137,144,216
                                                                  ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $146,921,624
                                                                  ------------
                                                                  ------------

(1)<F58>  Net of $1,446,677 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                              YEAR ENDED                 YEAR ENDED
                                                            JUNE 30, 2007              JUNE 30, 2006
                                                            -------------              -------------
OPERATIONS:
Net investment income                                       $  9,777,408                $  7,042,014
Net realized gain on:
   Investments                                                36,652,409                   5,641,146
   Foreign currency transactions                                 722,655                     429,294
Change in net unrealized
  appreciation/depreciation on:
   Investments                                                99,800,538                  39,629,627
   Foreign currency translation                                  (31,386)                     91,550
                                                            ------------                ------------
Net increase in net assets
  resulting from operations                                  146,921,624                  52,833,631
                                                            ------------                ------------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                         (8,904,855)                 (2,078,944)
Net realized gain on investments                             (10,220,846)                 (1,246,828)
                                                            ------------                ------------
Net decrease in net assets resulting
  from distributions paid                                    (19,125,701)                 (3,325,772)
                                                            ------------                ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                  119,965,159                 353,446,231
Shares issued to holders in
  reinvestment of distributions                               16,269,562                   2,853,747
Shares redeemed                                              (82,731,619)(1)<F59>        (11,964,291)
                                                            ------------                ------------
Net increase in net assets resulting
  from capital share transactions                             53,503,102                 344,335,687
                                                            ------------                ------------

TOTAL INCREASE IN NET ASSETS                                 181,299,025                 393,843,546
                                                            ------------                ------------

NET ASSETS:
Beginning of year                                            531,321,246                 137,477,700
                                                            ------------                ------------
End of year
  (includes undistributed net investment income
  of $8,461,283 and $6,715,313, respectively)               $712,620,271                $531,321,246
                                                            ------------                ------------
                                                            ------------                ------------

(1)<F59>  Net of redemption fees of $476 for the year ended June 30, 2007.

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
FINANCIAL HIGHLIGHTS

                                                              YEAR              YEAR              YEAR            PERIOD
                                                              ENDED             ENDED            ENDED            ENDED
                                                            JUNE 30,          JUNE 30,          JUNE 30,         JUNE 30,
                                                              2007              2006              2005         2004(1)<F60>
                                                            --------          --------          --------       ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                        $13.08            $11.07            $10.03           $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                                          0.25              0.31(5)<F64>      0.21(5)<F64>     0.09(5)<F64>
Net realized and unrealized
  gain (loss) on investments                                   3.25              1.81              0.87            (0.08)
                                                             ------            ------            ------           ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                                        3.50              2.12              1.08             0.01
                                                             ------            ------            ------           ------

LESS DISTRIBUTIONS PAID:
From net investment income                                    (0.22)            (0.07)            (0.01)               _
From net realized gain on investments                         (0.25)            (0.04)            (0.03)               _
                                                             ------            ------            ------           ------
TOTAL DISTRIBUTIONS PAID                                      (0.47)            (0.11)            (0.04)               _
                                                             ------            ------            ------           ------

Payment by Affiliates                                             _                 _                 _             0.02
                                                             ------            ------            ------           ------

NET ASSET VALUE, END OF PERIOD                               $16.11            $13.08            $11.07           $10.03
                                                             ------            ------            ------           ------
                                                             ------            ------            ------           ------

TOTAL RETURN(2)<F61>                                         27.12%            19.27%            10.87%            0.30%(6)<F65>

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (in thousands)                   $712,620          $531,321          $137,478          $12,130
Ratio of expenses
  to average net assets(3)<F62>(4)<F63>                       0.75%             0.75%             0.95%            0.95%
Ratio of net investment income
  to average net assets(3)<F62>(4)<F63>                       1.62%             1.94%             1.96%            2.01%
Portfolio turnover rate(2)<F61>                                 62%               35%               44%              17%

(1)<F60>  Commenced operations on January 8, 2004.
(2)<F61>  Not annualized for periods less than a full year.
(3)<F62> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.07%, 1.09%, 1.31% and 4.41% and the ratio of net investment income (loss) to average net assets would have been 1.30%, 1.60%, 1.60% and (1.45)% for the periods ended June 30, 2007,
          June 30, 2006, June 30, 2005 and June 30, 2004, respectively.
(4)<F63>  Annualized.
(5)<F64> Per share net investment income has been calculated using the daily average share method.
(6)<F65> During the period ended June 30, 2004, 0.20% of the Fund's total return consists of a voluntary reimbursement by the Adviser. Excluding this item, total return would have been 0.10%.

The accompanying notes are an integral part of these financial statements.

                                   FRONTEGRA
                                NETOLS SMALL CAP
                                   VALUE FUND

REPORT FROM NETOLS
ASSET MANAGEMENT:

Dear Fellow Shareholders:

Since its inception on December 16, 2005, the Frontegra Netols Small Cap Value Fund has outperformed the benchmark after fees, returning 18.29% annualized, compared to 16.39% for the Russell 2000 Value Index.

PERFORMANCE REVIEW

For the year ended June 30, 2007, the Frontegra Netols Small Cap Value Fund has outperformed, returning 25.81%, net of fees, compared to 16.05% for the Russell 2000 Value Index.

PORTFOLIO REVIEW

Continued strength of the global economy was the dominant market factor in the first half of 2007. As a result, the economically sensitive Energy, Materials and Industrial sectors were the best performing sectors for the second quarter. Additionally, global mergers and acquisitions totaling approximately $2.9 trillion helped fuel further gains in the equity markets. While the market posted healthy returns, questions remained regarding the strength of the domestic economy and the potential threat of inflation. Additionally, the sub-prime meltdown and resultant credit tightening continued to play out during the second quarter. These factors drove bond yields higher and resulted in underperformance by the Consumer Discretionary and Financial sectors.

Our market outlook has not changed since the beginning of 2007. The world economy continues to remain strong, even as the rate of domestic growth slows. Driving international growth are commodity and energy exportation regions with cash surpluses and the continued economic development of China. We also believe we may be seeing the beginning of a credit tightening cycle, reversing the trend of the past two decades. Therefore, we believe small cap equities with strong balance sheets and continued profit strength should provide positive returns.

Positive Contributions to Relative Performance July 2006 through June 2007:

   _   Stock selection - materials and processing; consumer discretionary

   _   Underweight - financials; overweight industrials

   _ Best performing stocks - General Cable, Brush Engineered Materials, Robbins and Myers, Matrix Service Corp, Sturm Ruger

Negative Contributions to Relative Performance July 2006 through June 2007:

   _   Stock selection - financials; technology

   _   Underweight - materials

   _ Worst performing stocks - Diversa, Applied Signal Technology, Nautilus, James River Coal, Airtran Holdings

Thank you for your continued support.

/s/Jeff Netols

Jeff Netols
Netols Asset Management

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment (Unaudited)

                            Frontegra Netols               Russell 2000
     Date                 Small Cap Value Fund             Value Index
     ----                 --------------------             ------------
  12/16/2005*<F66>             $100,000                      $100,000
  12/31/2005                    $98,900                       $98,570
   3/31/2006                   $110,300                      $111,883
   6/30/2006                   $102,900                      $108,858
   9/30/2006                   $106,500                      $111,636
  12/31/2006                   $115,288                      $121,711
   3/31/2007                   $119,308                      $123,494
   6/30/2007                   $129,460                      $126,344

*<F66>   12/16/05 commencement of operations.

Portfolio Total Return**<F67>
FOR THE YEAR ENDED 6/30/07

SIX MONTHS                        12.29%

ONE YEAR                          25.81%

SINCE COMMENCEMENT
AVERAGE ANNUAL                    18.29%

This chart assumes an initial gross investment of $100,000 made on 12/16/05 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**<F67> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Netols Small Cap Value Fund
SCHEDULE OF INVESTMENTS
June 30, 2007

Number of Shares                                                         Value
----------------                                                         -----
             COMMON STOCKS  99.5%

             Aerospace & Defense  3.3%
    4,807    American Science & Engineering, Inc. (a)<F68>         $   273,278
    7,144    BE Aerospace, Inc. (a)<F68>                               295,047
                                                                   -----------
                                                                       568,325
                                                                   -----------
             Auto Components  3.5%
    7,678    Keystone Automotive Industries, Inc. (a)<F68>             317,639
    8,060    Tenneco Automotive, Inc. (a)<F68>                         282,422
                                                                   -----------
                                                                       600,061
                                                                   -----------
             Automobiles  0.9%
   17,607    Fleetwood Enterprises, Inc. (a)<F68>                      159,343
                                                                   -----------

             Beverages  2.0%
   23,660    Cott Corp. (a)<F68>(b)<F69>                               340,467
                                                                   -----------

             Chemicals  3.2%
    9,941    Spartech Corp.                                            263,934
   11,641    Terra Industries Inc. (a)<F68>                            295,914
                                                                   -----------
                                                                       559,848
                                                                   -----------
             Commercial Banks  1.8%
   45,357    W Holding Co., Inc.                                       119,743
    4,218    Westamerica Bancorporation                                186,604
                                                                   -----------
                                                                       306,347
                                                                   -----------
             Commercial Services & Supplies  5.4%
   17,311    Corinthian Colleges, Inc. (a)<F68>                        281,996
    6,749    DeVry, Inc.                                               229,601
   16,630    Diamond Management & Technology Consultants, Inc.         219,516
    5,978    School Specialty, Inc. (a)<F68>                           211,860
                                                                   -----------
                                                                       942,973
                                                                   -----------
             Construction & Engineering  1.7%
   24,072    ENGlobal Corp. (a)<F68>                                   292,475
                                                                   -----------

             Diversified Financial Services  1.0%
    3,576    GATX Corp.                                                176,118
                                                                   -----------

             Diversified Telecommunication Services  1.7%
   18,625    Alaska Communications Systems Group Inc.                  295,020
                                                                   -----------
             Electrical Equipment  7.0%
    4,502    Acuity Brands, Inc.                                       271,381
   33,996    C&D Technologies, Inc. (a)<F68>                           190,378
    5,550    General Cable Corp. (a)<F68>                              420,413
   18,968    LSI Industries, Inc.                                      339,527
                                                                   -----------
                                                                     1,221,699
                                                                   -----------
             Electronic Equipment & Instruments  1.0%
   13,722    GTSI Corp. (a)<F68>                                       177,151
                                                                   -----------

             Energy Equipment & Services  3.2%
   11,673    Global Industries, Ltd. (a)<F68>                          313,070
   10,054    Hanover Compressor Co. (a)<F68>                           239,788
                                                                   -----------
                                                                       552,858
                                                                   -----------
             Food Products  1.4%
   10,472    Lance, Inc.                                               246,720
                                                                   -----------

             Health Care Equipment & Services  0.7%
    7,150    PSS World Medical, Inc. (a)<F68>                          130,273
                                                                   -----------

             Health Care Equipment & Supplies  8.1%
    4,988    Haemonetics Corp. (a)<F68>                                262,419
   10,064    Medical Action Industries Inc. (a)<F68>                   181,756
   17,243    Merit Medical Systems, Inc. (a)<F68>                      206,226
    6,702    PolyMedica Corp.                                          273,777
    4,856    SurModics, Inc. (a)<F68>                                  242,800
    4,323    Varian, Inc. (a)<F68>                                     237,030
                                                                   -----------
                                                                     1,404,008
                                                                   -----------
             Health Care Providers & Services  5.7%
   14,218    Gentiva Health Services, Inc. (a)<F68>                    285,213
    9,501    Matria Healthcare, Inc. (a)<F68>                          287,690
    6,781    Sunrise Senior Living, Inc. (a)<F68>                      271,172
   10,334    U.S. Physical Therapy, Inc. (a)<F68>                      139,199
                                                                   -----------
                                                                       983,274
                                                                   -----------
             Hotels Restaurants & Leisure  1.0%
    8,635    O'Charleys, Inc.                                          174,082
                                                                   -----------

             Household Durables  1.5%
   26,394    Champion Enterprises, Inc. (a)<F68>                       259,453
                                                                   -----------

             Insurance  1.2%
    4,412    Hanover Insurance Group Inc.                              215,262
                                                                   -----------

             IT Services  2.9%
    5,549    CACI International Inc. - Class A (a)<F68>                271,069
    7,561    Mantech International Corp. - Class A (a)<F68>            233,106
                                                                   -----------
                                                                       504,175
                                                                   -----------
             Leisure Equipment & Products  2.8%
   13,081    Nautilus, Inc.                                            157,495
   20,957    Sturm, Ruger & Company, Inc. (a)<F68>                     325,253
                                                                   -----------
                                                                       482,748
                                                                   -----------
             Machinery  7.0%
   15,248    Federal Signal Corp.                                      241,833
    5,500    IDEX Corp.                                                211,970
    8,380    Robbins & Myers, Inc.                                     445,229
    8,612    Wabtec Corp.                                              314,596
                                                                   -----------
                                                                     1,213,628
                                                                   -----------
             Marine  3.8%
    4,435    Alexander & Baldwin, Inc.                                 235,543
    7,083    American Commercial Lines Inc. (a)<F68>                   184,512
    9,250    General Maritime Corp. (b)<F69>                           247,715
                                                                   -----------
                                                                       667,770
                                                                   -----------
             Media  2.8%
    6,339    Arbitron Inc.                                             326,649
   10,913    Cox Radio, Inc. (a)<F68>                                  155,401
                                                                   -----------
                                                                       482,050
                                                                   -----------
             Metals & Mining  4.2%
    3,455    Brush Engineered Materials, Inc. (a)<F68>                 145,075
    7,994    Commercial Metals Co.                                     269,957
      636    Compass Minerals International, Inc.                       22,044
    7,065    Foundation Coal Holdings, Inc.                            287,122
                                                                   -----------
                                                                       724,198
                                                                   -----------
             Multiline Retail  1.5%
   19,238    99 Cents Only Stores (a)<F68>                             252,210
                                                                   -----------

             Oil & Gas  4.6%
    8,614    Encore Acquisition Co. (a)<F68>                           239,469
    6,864    Forest Oil Corp. (a)<F68>                                 290,073
    6,767    Whiting Petroleum Corp. (a)<F68>                          274,199
                                                                   -----------
                                                                       803,741
                                                                   -----------
             Personal Products  1.8%
    4,964    Chattem, Inc. (a)<F68>                                    314,618
                                                                   -----------

             Pharmaceuticals  3.5%
   10,207    K-V Pharmaceutical Co. - Class A (a)<F68>                 278,039
   11,732    Par Pharmaceutical Companies, Inc. (a)<F68>               331,194
                                                                   -----------
                                                                       609,233
                                                                   -----------
             Real Estate  3.3%
    9,642    Cedar Shopping Centers Inc.                               138,363
    4,832    First Industrial Realty Trust, Inc.                       187,288
    8,210    Sun Communities, Inc.                                     244,412
                                                                   -----------
                                                                       570,063
                                                                   -----------
             Semiconductor & Semiconductor Equipment  1.0%
    4,489    Varian Semiconductor
               Equipment Associates, Inc. (a)<F68>                     179,829
                                                                   -----------

             Software  1.1%
   11,709    EPIQ Systems, Inc. (a)<F68>                               189,217
                                                                   -----------

             Specialty Retail  2.1%
   23,099    Casual Male Retail Group Inc. (a)<F68>                    233,300
   16,074    Cost Plus, Inc. (a)<F68>                                  136,308
                                                                   -----------
                                                                       369,608
                                                                   -----------
             Textiles, Apparel & Luxury Goods  1.8%
   12,050    Carter's, Inc. (a)<F68>                                   312,577
                                                                   -----------

             TOTAL COMMON STOCKS
               (Cost $15,219,044)                                   17,281,422
                                                                   -----------

             SHORT-TERM INVESTMENTS  0.2%
             Investment Company  0.2%
   34,249    Fidelity Institutional Money Market Portfolio              34,249
                                                                   -----------

             TOTAL SHORT-TERM INVESTMENTS
               (Cost $34,249)                                           34,249
                                                                   -----------

             TOTAL INVESTMENTS  99.7%
               (Cost $15,253,293)                                   17,315,671

             Other Assets in Excess of Liabilities  0.3%                52,109
                                                                   -----------

             TOTAL NET ASSETS  100.0%                              $17,367,780
                                                                   -----------
                                                                   -----------

(a)<F68>  Non-income producing.
(b)<F69>  U.S.-dollar denominated security of foreign issuer.

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007

ASSETS:
Investments at value (cost $15,253,293)                            $17,315,671
Interest and dividend receivable                                        13,420
Receivable for investments sold                                        111,610
Other assets                                                             1,673
                                                                   -----------
Total assets                                                        17,442,374
                                                                   -----------

LIABILITIES:
Payable for investments purchased                                       32,920
Accrued investment advisory fees                                         4,362
Accrued expenses                                                        37,312
                                                                   -----------
Total liabilities                                                       74,594
                                                                   -----------
NET ASSETS                                                         $17,367,780
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
Paid in capital                                                    $15,008,280
Undistributed net investment income                                     35,966
Undistributed net realized gain                                        261,156
Net unrealized appreciation on investments                           2,062,378
                                                                   -----------
NET ASSETS                                                         $17,367,780
                                                                   -----------
                                                                   -----------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          50,000,000
Issued and outstanding                                               1,348,604
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $12.88
                                                                        ------
                                                                        ------

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENT OF OPERATIONS

                                                                   YEAR ENDED
                                                                 JUNE 30, 2007
                                                                 -------------
INVESTMENT INCOME:
Dividends(1)<F70>                                                  $  143,743
Interest                                                               17,300
                                                                   ----------
                                                                      161,043
                                                                   ----------

EXPENSES:
Investment advisory fees (Note 3)                                     114,875
Fund administration and accounting fees                                27,914
Legal fees                                                             23,835
Audit fees                                                             22,281
Custody fees                                                           17,839
Shareholder servicing fees                                             11,847
Federal and state registration fees                                     6,828
Compliance support expenses                                             5,867
Directors' fees and related expenses                                    5,833
Reports to shareholders                                                 3,342
Other                                                                     810
                                                                   ----------
Total expenses before waiver and reimbursement                        241,271
Waiver and reimbursement of expenses by Adviser (Note 3)             (114,909)
                                                                   ----------
Net expenses                                                          126,362
                                                                   ----------
NET INVESTMENT INCOME                                                  34,681
                                                                   ----------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                      303,294
Change in net unrealized
  appreciation/depreciation on investments                          2,313,934
                                                                   ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                               2,617,228
                                                                   ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $2,651,909
                                                                   ----------
                                                                   ----------

(1)<F70> Net of $138 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                           YEAR ENDED           PERIOD ENDED
                                                          JUNE 30, 2007     JUNE 30, 2006(1)<F71>
                                                          -------------     ---------------------
OPERATIONS:
Net investment income                                      $    34,681            $    1,079
Net realized gain on investments                               303,294                13,904
Change in net unrealized
  appreciation/depreciation on investments                   2,313,934              (251,556)
                                                           -----------            ----------
Net increase (decrease) in net assets
  resulting from operations                                  2,651,909              (236,573)
                                                           -----------            ----------

DISTRIBUTIONS
  PAID FROM:
Net realized gain on investments                               (55,832)                   _
                                                           -----------            ----------
Net decrease in net assets resulting
  from distributions paid                                      (55,832)                   _
                                                           -----------            ----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                  7,964,269             7,982,146
Shares issued to holders in
  reinvestment of distributions                                 55,832                    _
Shares redeemed                                               (976,290)              (17,681)
                                                           -----------            ----------
Net increase in net assets resulting
  from capital share transactions                            7,043,811             7,964,465
                                                           -----------            ----------

TOTAL INCREASE IN NET ASSETS                                 9,639,888             7,727,892
                                                           -----------            ----------

NET ASSETS:
Beginning of period                                          7,727,892                    _
                                                           -----------            ----------
End of period
  (includes undistributed net investment income
  of $35,966 and $0, respectively)                         $17,367,780            $7,727,892
                                                           -----------            ----------
                                                           -----------            ----------

(1)<F71>  Commenced operations on December 16, 2005.

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
FINANCIAL HIGHLIGHTS

                                                                    YEAR               PERIOD
                                                                   ENDED               ENDED
                                                                  JUNE 30,            JUNE 30,
                                                                    2007            2006(1)<F72>
                                                                  --------          ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                              $10.29              $10.00

INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income                                                0.03                   _ (5)<F76>
Net realized and unrealized
  gain on investments                                                2.62                0.29
                                                                   ------              ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                                              2.65                0.29
                                                                   ------              ------

LESS DISTRIBUTIONS PAID:
From net realized gain on investments                               (0.06)                  _
                                                                   ------              ------
TOTAL DISTRIBUTIONS PAID                                            (0.06)                  _
                                                                   ------              ------

NET ASSET VALUE, END OF PERIOD                                     $12.88              $10.29
                                                                   ------              ------
                                                                   ------              ------

TOTAL RETURN(2)<F73>                                               25.81%               2.90%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (in thousands)                          $17,368              $7,728
Ratio of expenses to average net assets(3)<F74>(4)<F75>             1.10%               1.10%
Ratio of net investment income
  to average net assets(3)<F74>(4)<F75>                             0.30%               0.05%
Portfolio turnover rate(2)<F73>                                       49%                 41%

(1)<F72>  Commenced operations on December 16, 2005.
(2)<F73>  Not annualized for periods less than a full year.
(3)<F74> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 2.10% and 4.59% and the ratio of net investment loss to average net assets would have been (0.70)% and (3.44)% for the periods ended June 30, 2007 and June 30, 2006, respectively.
(4)<F75>  Annualized.
(5)<F76>  Less than one cent per share.

The accompanying notes are an integral part of these financial statements.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2007

(1) ORGANIZATION

    Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of six series: the Frontegra Total Return Bond Fund, the Frontegra Investment Grade Bond Fund, the Frontegra IronBridge Small Cap Fund (formerly Frontegra Horizon Fund), the Frontegra IronBridge SMID Fund, the Frontegra New Star International Equity Fund and the Frontegra Netols Small Cap Value Fund (the "Funds"). The Frontegra Total Return Bond and Investment Grade Bond Funds seek a high level of total return, consistent with the preservation of capital. The investment objective of the Frontegra IronBridge Small Cap Fund, the Frontegra IronBridge SMID Fund, the Frontegra New Star International Equity Fund and the Frontegra Netols Small Cap Value Fund is capital appreciation. The Frontegra Total Return Bond and Investment Grade Bond Funds, sub-advised by Reams Asset Management Company, LLC ("Reams"), commenced operations on November 25, 1996 and February 23, 2001, respectively. The Frontegra IronBridge Small Cap and IronBridge SMID Funds, sub-advised by IronBridge Capital Management, L.P. ("IronBridge"), commenced operations on August 30, 2002 and December 31, 2004, respectively. The Frontegra New Star International Equity Fund, sub-advised by New Star Institutional Managers Limited ("New Star"), commenced operations on January 8, 2004. The Frontegra Netols Small Cap Value Fund, sub-advised by Netols Asset Management, Inc. ("Netols"), commenced operations on December 16, 2005.

(2) SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

    (a)  Investment Valuation

         Securities are stated at value. Debt securities (other than short-term instruments) are valued by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Securities (other than short-term investments) for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded. Securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. With respect to all Funds, all equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP"). Shares of underlying mutual funds are valued at their respective NAVs. Most securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In certain countries market maker prices, usually the mean between the bid and ask prices, are used. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Directors. The Directors have retained an independent fair value pricing service to assist in valuing foreign securities held by the Frontegra New Star International Equity Fund. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates market value. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by Reams, IronBridge, New Star and Netols pursuant to guidelines established by the Board of Directors.

         In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements". SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the implications of SFAS No. 157, and its impact on the financial statements has not yet been determined.

    (b)  Federal Income Taxes

         Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

         On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority.
         A tax position that meets the more likely than not threshold is measured to determine the amount of benefit or expense to recognize in the financial statements. Adoption of FIN 48 is required as of the date of the last Net Asset Value ("NAV") calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the application of FIN 48 and its impact on the Funds' financial statements has not yet been determined.

    (c)  Distributions to Shareholders

         Dividends from net investment income are usually declared and paid quarterly for the Frontegra Total Return Bond and Frontegra Investment Grade Bond Funds and at least annually for the Frontegra IronBridge Small Cap Fund, Frontegra IronBridge SMID Fund, Frontegra New Star International Equity Fund and the Frontegra Netols Small Cap Value Fund. Distributions of net realized gains, if any, are declared and paid at least annually for all Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

         The tax character of distributions paid during the periods ended June 30, 2007 and June 30, 2006 were as follows:

                                                     YEAR ENDED                   PERIOD ENDED
                                                   JUNE 30, 2007                  JUNE 30, 2006
                                             -------------------------     --------------------------
                                             ORDINARY       LONG-TERM      ORDINARY       LONG-TERM
                                              INCOME      CAPITAL GAINS     INCOME      CAPITAL GAINS
                                             --------     -------------    --------     -------------
         Frontegra Total
           Return Bond Fund                $14,405,929     $        _     $19,414,991     $       _
         Frontegra Investment
           Grade Bond Fund                   4,275,494              _       4,741,889             _
         Frontegra IronBridge
           Small Cap Fund                   11,937,049      22,844,243      1,464,976      2,293,747
         Frontegra IronBridge
           SMIDFund                          1,276,328         892,285        201,965             _
         Frontegra New Star
           International Equity Fund        13,562,503       5,563,199      3,121,217        204,555
         Frontegra Netols
           Small Cap Value Fund(1)<F77>         54,889             943             _              _

         (1)<F77>  Commenced operations on December 16, 2005.

         As of June 30, 2007, the components of accumulated earnings (losses) for income tax purposes were as follows:

                                                                                            FRONTEGRA             FRONTEGRA
                                                                     FRONTEGRA             INVESTMENT             IRONBRIDGE
                                                                   TOTAL RETURN               GRADE               SMALL CAP
                                                                     BOND FUND              BOND FUND                FUND
                                                                   ------------            ----------             ----------
    Cost basis of investments for
      federal income tax purposes                                  $386,713,274           $130,371,588           $329,523,507
                                                                   ------------           ------------           ------------
                                                                   ------------           ------------           ------------
    Gross tax unrealized appreciation                              $  1,394,083             $       64           $118,637,102
    Gross tax unrealized depreciation                                (5,974,518)            (1,449,795)           (14,230,223)
                                                                   ------------           ------------           ------------
    Net tax unrealized appreciation (depreciation)                   (4,580,435)            (1,449,731)           104,406,879
                                                                   ------------           ------------           ------------
                                                                   ------------           ------------           ------------
    Undistributed ordinary income                                        30,337                 29,969              8,541,747
    Undistributed long-term capital gain                                     _                      _              10,589,156
                                                                   ------------           ------------           ------------
    Total distributable earnings                                         30,337                 29,969             19,130,903
                                                                   ------------           ------------           ------------
                                                                   ------------           ------------           ------------
    Other accumulated losses                                         (1,274,078)            (2,146,076)                    _
                                                                   ------------           ------------           ------------
    Total accumulated earnings (losses)                            $ (5,824,176)          $ (3,565,838)          $123,537,782
                                                                   ------------           ------------           ------------
                                                                   ------------           ------------           ------------

                                                                                            FRONTEGRA             FRONTEGRA
                                                                     FRONTEGRA              NEW STAR                NETOLS
                                                                    IRONBRIDGE            INTERNATIONAL           SMALL CAP
                                                                     SMID FUND             EQUITY FUND            VALUE FUND
                                                                    ----------            -------------           ----------
    Cost basis of investments for
      federal income tax purposes                                  $163,455,334           $554,468,973            $15,257,080
                                                                   ------------           ------------            -----------
                                                                   ------------           ------------            -----------
    Gross tax unrealized appreciation                              $ 34,146,238           $149,711,183            $ 2,763,162
    Gross tax unrealized depreciation                                (4,011,017)            (5,339,067)              (704,571)
                                                                   ------------           ------------            -----------
    Net tax unrealized appreciation (depreciation)                   30,135,221            144,372,116              2,058,591
                                                                   ------------           ------------            -----------
                                                                   ------------           ------------            -----------
    Undistributed ordinary income                                     5,013,022             26,059,867                143,297
    Undistributed long-term capital gain                              3,519,812             14,374,860                157,612
                                                                   ------------           ------------            -----------
    Total distributable earnings                                      8,532,834             40,434,727                300,909
                                                                   ------------           ------------            -----------
                                                                   ------------           ------------            -----------
    Other accumulated gains (losses)                                         _                  12,216                     _
                                                                   ------------           ------------            -----------
    Total accumulated earnings                                     $ 38,668,055           $184,819,059            $ 2,359,500
                                                                   ------------           ------------            -----------
                                                                   ------------           ------------            -----------

         The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and swaps.

         The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2007, the Frontegra Total Return Bond Fund had a capital loss carryover of $1,402,608, which expires in 2014; the Frontegra Investment Grade Bond Fund had capital loss carryovers of $889,497 and $845,241, which expire in 2014 and 2015, respectively.

         At June 30, 2007, the Frontegra Investment Grade Bond Fund had a post-October capital loss of $417,031. This loss is treated as occurring on July 1, 2007 for tax purposes.

    (d)  When-Issued Securities

         The Frontegra Total Return Bond and Investment Grade Bond Funds may purchase securities on a when-issued basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within 45 days of the purchase. At the time of purchase, the Funds will record the transaction and reflect the value of the security and related liability in determining their net asset value. During the period between the purchase and settlement, no payment is made by the Funds to the issuer and no interest is accrued. The Funds maintain segregated cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities.

    (e)  Mortgage Dollar Rolls

         The Frontegra Total Return Bond and Investment Grade Bond Funds may enter into mortgage dollar rolls, in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price.

    (f)  Futures Contracts

         Each Fund may enter into futures contracts, including index and interest rate futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or other liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

         The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments; and 2) the possible absence of a liquid secondary market for any particular instrument at any time. There were no futures contracts open at June 30, 2007.

    (g)  Credit Default Swaps

         The Total Return Bond and Investment Grade Bond Funds may enter into credit default swap agreements. The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by a Fund. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the "notional" amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default.

         A Fund may be either the buyer or seller of protection in the transaction. As a seller, a Fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the maximum payout amount for a sale contract is limited to the notional amount of the swap contract ("Maximum Payout Amount"). At June 30, 2007, the Frontegra Total Return Bond Fund had sale contracts outstanding with Maximum Payout Amounts aggregating $11,907,000, with net unrealized appreciation of $386,068. At June 30, 2007, the Frontegra Investment Grade Bond Fund had sale contracts outstanding with Maximum Payout Amounts aggregating $1,095,000 with net unrealized appreciation of $2,394. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Until a credit default swap agreement is closed, the gain or loss on the notional amount in addition to the interest paid or received by a Fund on the notional amount is recorded as unrealized gains or losses on swaps and when the agreement is closed, the gain or loss is recorded as realized gains or losses on swaps.

         Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty credit risk and credit risk of the issuer. As noted above, if a Fund is a buyer in a credit default swap agreement and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

    (h)  Foreign Currency Translation

         Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

    (i)  Indemnifications

         Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

    (j)  Other

         Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income. Expenses attributable to the Funds are generally allocated to each Fund based on net assets. Expenses attributable to a particular Fund are allocated directly to that Fund.

         The preparation of financial statements in conformity with U.S. generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

    Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2007, the following table shows the reclassifications made:

                                                                            FRONTEGRA           FRONTEGRA
                                                        FRONTEGRA           INVESTMENT          IRONBRIDGE
                                                       TOTAL RETURN           GRADE             SMALL CAP
                                                        BOND FUND           BOND FUND              FUND
                                                       ------------         ----------          ----------
    Paid in capital                                      $     _             $    380           $      _
    Accumulated net investment income (loss)              (38,537)            (54,431)            227,572
    Accumulated net realized gain (loss)                   38,537              54,051            (227,572)

                                                                            FRONTEGRA           FRONTEGRA
                                                        FRONTEGRA            NEW STAR             NETOLS
                                                        IRONBRIDGE        INTERNATIONAL         SMALL CAP
                                                        SMID FUND          EQUITY FUND          VALUE FUND
                                                       ------------         ----------          ----------
    Paid in capital                                      $   (162)          $       1             $     4
    Accumulated net investment income (loss)              (32,847)            873,417               1,285
    Accumulated net realized gain (loss)                   33,009            (873,418)             (1,289)

    The permanent differences primarily relate to foreign currency, paydown, swap and Real Estate Investment Trust (REIT) adjustments with differing book and tax methods.

(3) INVESTMENT ADVISER

    Each of the Funds has entered into an agreement with Frontegra Asset Management, Inc. (the "Adviser"), with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds. The terms of these agreements are as follows:

    The Frontegra Total Return Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.40% of the Fund's average daily net assets. Pursuant to an expense cap agreement, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.20% of the Fund's average daily net assets through October 31, 2007 and 0.35% of the Fund's average daily net assets beginning November 1, 2007. This expense cap agreement will continue in effect until October 31, 2008 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

    The Frontegra Investment Grade Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.42% of the Fund's average daily net assets. Pursuant to an expense cap agreement, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.20% of the Fund's average daily net assets through October 31, 2007 and 0.35% of the Fund's average daily net assets beginning November 1, 2007. This expense cap agreement will continue in effect until October 31, 2008 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

    The Frontegra IronBridge Small Cap Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. Pursuant to an expense cap agreement, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 1.10% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2007 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

    The Frontegra IronBridge SMID Fund will pay the Adviser a monthly fee at the annual rate of 0.85% of the Fund's average daily net assets. Pursuant to an expense cap agreement, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.95% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2007 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

    The Frontegra New Star International Equity Fund will pay the Adviser a monthly fee at the annual rate of 0.95% of the Fund's average daily net assets. Pursuant to an expense cap agreement, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.75% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2007 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

    The Frontegra Netols Small Cap Value Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. Pursuant to an expense cap agreement, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 1.10% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2007 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

    Any waivers or reimbursements are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund's expense limitation cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

    The following table shows the waived or reimbursed expenses subject to potential recovery expiring in:

                                                   FRONTEGRA                       FRONTEGRA      FRONTEGRA
              FRONTEGRA          FRONTEGRA        IRONBRIDGE     FRONTEGRA         NEW STAR        NETOLS
             TOTAL RETURN     INVESTMENT GRADE     SMALL CAP     IRONBRIDGE      INTERNATIONAL    SMALL CAP
              BOND FUND          BOND FUND           FUND        SMID FUND        EQUITY FUND    VALUE FUND
             ------------     ----------------    ----------     ----------      -------------   ----------
    2008         $320,062         $245,625          $32,371        $66,381          $293,414            _
    2009         $965,488         $438,461               _        $109,169        $1,248,571       $71,972
    2010         $874,012         $416,403               _         $43,079        $1,947,759      $114,909
               ----------       ----------          -------       --------        ----------      --------
               $2,159,562       $1,100,489          $32,371       $218,629        $3,489,744      $186,881
               ----------       ----------          -------       --------        ----------      --------
               ----------       ----------          -------       --------        ----------      --------

    The Adviser recouped $108,120 of previously waived/reimbursed expenses in the Frontegra IronBridge Small Cap Fund during the year ended June 30, 2007.

(4) CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the Frontegra Total Return Bond Fund were as follows:

                                                            YEAR ENDED           YEAR ENDED
                                                          JUNE 30, 2007        JUNE 30, 2006
                                                          -------------        -------------
    Shares sold                                                998,449             551,979
    Shares issued to holders in
      reinvestment of distributions                            431,576             603,982
    Shares redeemed                                         (2,884,808)           (641,478)
                                                            ----------            --------
    Net increase (decrease) in shares outstanding           (1,454,783)            514,483
                                                            ----------            --------
                                                            ----------            --------

    Transactions in shares of the Frontegra Investment Grade Bond Fund were as follows:

                                                            YEAR ENDED           YEAR ENDED
                                                          JUNE 30, 2007        JUNE 30, 2006
                                                          -------------        -------------
    Shares sold                                                918,821           1,196,877
    Shares issued to holders in
      reinvestment of distributions                            220,493             283,583
    Shares redeemed                                         (1,877,895)           (890,018)
                                                            ----------            --------
    Net increase (decrease) in shares outstanding             (738,581)            590,442
                                                            ----------            --------
                                                            ----------            --------

    Transactions in shares of the Frontegra IronBridge Small Cap Fund were as follows:

                                                            YEAR ENDED           YEAR ENDED
                                                          JUNE 30, 2007        JUNE 30, 2006
                                                          -------------        -------------
    Shares sold                                              1,845,972           4,611,129
    Shares issued to holders in
      reinvestment of distributions                          1,862,846             210,453
    Shares redeemed                                         (4,612,068)         (2,433,885)
                                                            ----------          ----------
    Net increase (decrease) in shares outstanding             (903,250)          2,387,697
                                                            ----------          ----------
                                                            ----------          ----------

    Transaction in shares of the Frontegra IronBridge SMID Fund were as follows:

                                                            YEAR ENDED           YEAR ENDED
                                                          JUNE 30, 2007        JUNE 30, 2006
                                                          -------------        -------------
    Shares sold                                              4,918,242           8,238,261
    Shares issued to holders in
      reinvestment of distributions                            160,618              15,123
    Shares redeemed                                         (2,616,818)           (399,882)
                                                            ----------           ---------
    Net increase in shares outstanding                       2,462,042           7,853,502
                                                            ----------           ---------
                                                            ----------           ---------

    Transaction in shares of the Frontegra New Star International Equity Fund were as follows:

                                                            YEAR ENDED           YEAR ENDED
                                                          JUNE 30, 2007        JUNE 30, 2006
                                                          -------------        -------------
    Shares sold                                              8,261,623          28,889,663
    Shares issued to holders in
      reinvestment of distributions                          1,150,606             235,847
    Shares redeemed                                         (5,796,757)           (939,273)
                                                            ----------          ----------
    Net increase in shares outstanding                       3,615,472          28,186,237
                                                            ----------          ----------
                                                            ----------          ----------

    Transaction in shares of the Frontegra Netols Small Cap Value Fund were as follows:

                                                            YEAR ENDED            YEAR ENDED
                                                          JUNE 30, 2007     JUNE 30, 2006(1)<F78>
                                                          -------------     ---------------------
    Shares sold                                                675,621             752,389
    Shares issued to holders in
      reinvestment of distributions                              4,880                  _
    Shares redeemed                                            (82,580)             (1,706)
                                                               -------             -------
    Net increase in shares outstanding                         597,921             750,683
                                                               -------             -------
                                                               -------             -------

     (1)<F78>   Commenced operations on December 16, 2005.

(5) INVESTMENT TRANSACTIONS

    The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the year ended June 30, 2007 are summarized below.

                       FRONTEGRA            FRONTEGRA           FRONTEGRA
                     TOTAL RETURN        INVESTMENT GRADE       IRONBRIDGE
                       BOND FUND            BOND FUND         SMALL CAP FUND
                     ------------        ----------------     --------------
    Purchases       $1,714,914,122         $524,262,186        $130,663,062
    Sales           $1,718,270,070         $515,994,220        $183,804,631

                                            FRONTEGRA           FRONTEGRA
                       FRONTEGRA             NEW STAR             NETOLS
                      IRONBRIDGE          INTERNATIONAL         SMALL CAP
                       SMID FUND           EQUITY FUND          VALUE FUND
                      ----------          -------------         ----------
    Purchases         $135,669,791         $416,696,385         $12,911,139
    Sales             $116,133,946         $367,489,614         $ 5,613,507

    Purchases and sales of long-term U.S. Government securities for the Frontegra Total Return Bond Fund were $1,633,593,824 and $1,652,519,485, respectively. Purchases and sales of long-term U.S. Government securities for the Frontegra Investment Grade Bond Fund were $523,577,400 and $525,310,286, respectively.

    There were no purchases or sales of long-term U.S. Government securities for the Frontegra IronBridge Small Cap Fund, the Frontegra IronBridge SMID Fund, the Frontegra New Star International Equity Fund or the Frontegra Netols Small Cap Value Fund.

(6) DIRECTORS FEES

    The Independent Directors of the Funds were paid $35,000 in director fees during the year ended June 30, 2007. The Interested Director did not receive any remuneration from the Funds.

(7) SUBSEQUENT EVENT

    On August 3, 2007, the tax-free reorganizations of the Columbus Core Plus Fund into the Frontegra Total Return Bond Fund and the Columbus Core Fund into the Frontegra Investment Grade Bond Fund were completed pursuant to separate agreements and plans of reorganization. As a result of the reorganizations, all of the assets and liabilities of each Columbus Fund have been transferred to the corresponding Frontegra Fund. The Frontegra Total Return Bond Fund issued 4,545,717.862 shares (valued at $139,917,196) for assets of the Columbus Core Plus Fund. The Frontegra Investment Grade Bond Fund issued 1,425,240.639 shares (valued at $14,423,435) for assets of the Columbus Core Fund. Pursuant to the agreements and plans of reorganization and effective August 6, 2007, the names of the following series of Frontegra Funds, Inc. have been changed as follows:

    Former Name                              New Name
    -----------                              --------
    Frontegra Total Return Bond Fund         Frontegra Columbus Core Plus Fund
    Frontegra Investment Grade Bond Fund     Frontegra Columbus Core Fund

Frontegra Funds
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
June 30, 2007

To the Shareholders and Board of Directors of Frontegra Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Frontegra Funds, Inc. (comprising, respectively, Frontegra Total Return Bond Fund, Frontegra Investment Grade Bond Fund, Frontegra IronBridge Small Cap Fund, Frontegra IronBridge SMID Fund, Frontegra New Star International Fund, and Frontegra Netols Small Cap Value Fund, collectively referred to as the "Funds") as of June 30, 2007, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Frontegra Funds, Inc. at June 30, 2007, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                         /s/Ernst & Young LLP

Chicago, Illinois
August 29, 2007

Frontegra Funds
ADDITIONAL INFORMATION
(Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors. Information pertaining to the Directors and Officers of the Funds is set forth below. The SAI includes additional information about the Funds' Directors and Officers and is available without charge, upon request by calling 1-888-825-2100.

INTERESTED DIRECTOR AND OFFICERS

                                                                                                        NUMBER OF
                                                           PRINCIPAL                                    FUNDS IN      OTHER
                               POSITION(S)                 OCCUPATION(S)                                COMPLEX       DIRECTORSHIPS
NAME, ADDRESS AND AGE          HELD WITH       TERM OF     DURING PAST                                  OVERSEEN      HELD BY
AS OF JUNE 30, 2007            FUNDS           OFFICE      FIVE YEARS                                   BY DIRECTOR   DIRECTOR
---------------------          -----------     -------     -------------                                -----------   -------------
William D. Forsyth III*<F79>   Co-President,   Elected     Mr. Forsyth received his B.S. in                  6        None
Frontegra Asset                Treasurer and   annually    Finance from the University of
Management, Inc.               Assistant       by the      Illinois in 1986 and his M.B.A.
400 Skokie Boulevard           Secretary       Board of    from the University of Chicago
Suite 500                      since           Directors   in 1988.  Mr. Forsyth has served
Northbrook, IL 60062           May 1996                    as Co-President, Treasurer, Assistant
Age:  43                                                   Secretary and a Director of the Adviser
                               Director        Indefinite  since May 1996.  From July 1993 until
                               since                       the present, Mr. Forsyth also served as
                               May 1996                    a Partner of Frontier Partners, Inc., a
                                                           consulting/marketing firm.  From April
                                                           1987 until June 1993, Mr. Forsyth served
                                                           as a Partner of Brinson Partners, Inc., an
                                                           investment advisor, and from June 1986
                                                           until April 1987, he served as a product
                                                           marketing representative of Harris Trust
                                                           & Savings Bank.  Mr. Forsyth received
                                                           his CFA designation in 1991.

Thomas J. Holmberg, Jr.*<F79>  Co-President,   Elected     Mr. Holmberg received his B.A. in                 N.A.     N.A.
Frontegra Asset                Secretary and   annually    Economics from the College of William
Management, Inc.               Assistant       by the      and Mary in 1980 and his M.P.P.M from
400 Skokie Boulevard           Treasurer       Board of    Yale University in 1987.  Mr. Holmberg
Suite 500                      since           Directors.  has served as Co-President, Secretary,
Northbrook, IL 60062           May 1996;                   Assistant Treasurer and a Director of the
Age:  48                       Chief                       Adviser since May 1996 and as Chief
                               Compliance                  Compliance Officer of the Adviser since
                               Officer since               September 2004.  From July 1993 until
                               September                   the present, Mr. Holmberg also served as
                               2004;                       a Partner of Frontier Partners, Inc., a
                               Anti-Money                  consulting/marketing firm.  From February
                               Laundering                  1989 until July 1993, Mr. Holmberg served
                               Compliance                  as a Partner of, and Account Manager for,
                               Officer since               Brinson Partners, Inc., an investment
                               August 2006;                advisor.  From July 1987 until January
                               Director                    1989, Mr. Holmberg served as an associate
                               from May                    in the fixed income sales area of Goldman,
                               1996 to                     Sachs & Co.  Mr. Holmberg received his
                               May 2002                    CFA designation in 1991.

*<F79> Mr. Forsyth and Mr. Holmberg are each an "interested person" of the Funds because each serves as a director and officer of the Adviser and each owns 50% of the Adviser.

INDEPENDENT DIRECTORS

                                                                                                        NUMBER OF
                                                           PRINCIPAL                                    FUNDS IN      OTHER
                               POSITION(S)                 OCCUPATION(S)                                COMPLEX       DIRECTORSHIPS
NAME, ADDRESS AND AGE          HELD WITH       TERM OF     DURING PAST                                  OVERSEEN      HELD BY
AS OF JUNE 30, 2007            FUNDS           OFFICE      FIVE YEARS                                   BY DIRECTOR   DIRECTOR
---------------------          -----------     -------     -------------                                -----------   -------------
David L. Heald                 Director        Indefinite  Mr. Heald received his B.A. in English           6         None
400 Skokie Boulevard           since                       from Denison University in 1966 and
Suite 260                      June                        his J.D. from Vanderbilt University
Northbrook, IL 60062           1996                        School of Law in 1969.  Mr. Heald has
Age:  63                                                   been a principal and a Director of
                                                           Consulting Fiduciaries, Inc. ("CFI"), a
                                                           registered investment adviser, since
                                                           August of 1994.  CFI provides
                                                           professional, independent, fiduciary
                                                           decision making, consultation and
                                                           alternative dispute resolution services
                                                           to ERISA plans, plan sponsors and
                                                           investment managers.  Between April
                                                           1994 and August 1994, Mr. Heald
                                                           engaged in the private practice of law.
                                                           From August 1992 until April 1994, Mr.
                                                           Heald was a managing director and the
                                                           chief administrative officer of Calamos
                                                           Asset Management, Inc., a registered
                                                           investment adviser specializing in
                                                           convertible securities, and he served as
                                                           an officer and director of CFS Investment
                                                           Trust, a registered investment company
                                                           comprised of four series.  From January
                                                           1990 until August 1992, Mr. Heald was
                                                           a partner in the Chicago based law firm
                                                           of Gardner, Carton & Douglas.

James M. Snyder                Director        Indefinite  Mr. Snyder received his B.S. in Finance          6         None
400 Skokie Boulevard           since May                   from Indiana University in 1969 and his
Suite 500                      2002                        M.B.A. from DePaul University in 1973.
Northbrook, IL 60062                                       Mr. Snyder served as an investment
Age:  60                                                   professional with Northern Trust from
                                                           June 1969 until his retirement in June
                                                           2001.  He served in a variety of
                                                           capacities at Northern Trust, most
                                                           recently as Executive Vice President of
                                                           Northern Trust and Vice Chairman of
                                                           Northern Trust Global Investments.
                                                           Mr. Snyder is a Chartered Financial
                                                           Analyst (CFA).

FOREIGN TAX CREDIT

For the year ended June 30, 2007, Frontegra New Star International Fund earned foreign source income and paid foreign taxes, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

                                  FOREIGN SOURCE               FOREIGN
                                  INCOME EARNED               TAXES PAID
                                  --------------              ----------
    Australia                    $   770,995.74            $   43,110.59
    Belgium                          554,080.48                83,112.09
    Brazil                         3,827,983.57               117,836.98
    China                             23,459.16               (9,311.06)
    Denmark                            7,221.67                 1,083.25
    Finland                          325,007.32                48,751.11
    France                         1,943,573.43               290,352.20
    Germany                        1,025,142.55               153,771.37
    Greece                           207,467.38                       _
    Hong Kong                        681,994.63                       _
    India                              9,718.75                   937.50
    Italy                            760,062.03               115,001.03
    Japan                          1,412,729.30                98,891.05
    Netherlands                      838,380.44               125,757.09
    Russia                           233,374.19                36,685.77
    Singapore                        493,306.54                       _
    Spain                            339,139.90                51,952.16
    Sweden                           470,420.87                70,563.12
    Switzerland                    1,117,869.29               167,680.40
    Taiwan                           173,920.28                34,784.06
    Thailand                         157,721.57                15,772.15
    Turkey                           158,346.57                       _
                                 --------------            -------------
    Total                        $15,531,915.66            $1,446,730.86
                                 --------------            -------------
                                 --------------            -------------

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended June 30, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

    Frontegra IronBridge Small Cap Fund                         28.45%
    Frontegra IronBridge SMID Fund                              50.76%
    Frontegra New Star International Equity Fund                77.69%
    Frontegra Netols Small Cap Value Fund                       52.48%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2007 was as follows:

    Frontegra IronBridge Small Cap Fund                         27.20%
    Frontegra IronBridge SMID Fund                              47.70%
    Frontegra Netols Small Cap Value Fund                       24.40%

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended June 30, 2007 was as follows:

    Frontegra Total Return Bond Fund                            99.97%
    Frontegra Investment Grade Bond Fund                        99.66%
    Frontegra IronBridge Small Cap Fund                          3.45%
    Frontegra IronBridge SMID Fund                               6.97%
    Frontegra New Star International Equity Fund                 2.40%
    Frontegra Netols Small Cap Value Fund                        8.49%

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended June 30, 2007 was as follows:

    Frontegra IronBridge Small Cap Fund                         96.57%
    Frontegra IronBridge SMID Fund                              94.91%
    Frontegra New Star International Equity Fund                34.34%
    Frontegra Netols Small Cap Value Fund                         100%

A NOTE ON FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements such as adviser, sub-adviser and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the adviser's, sub-advisers' or portfolio manager's forecasts and predictions, and the appropriateness of the investment programs designed by the adviser, sub-adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds. Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund's position in the securities may have changed.

ADDITIONAL INFORMATION

Frontegra Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc., the Funds' investment adviser (the "Adviser"), the authority to vote proxies. The proxy voting policies permit the Adviser to delegate its authority to vote proxies to each Fund's subadviser. A description of the Frontegra Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to each Fund's portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC's website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Form N-Q is available on the SEC's website at http://www.sec.gov. The Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officers and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Fees Billed by Ernst & Young LLP. The aggregate fees billed for professional services by Ernst & Young LLP ("E&Y") during fiscal 2007 and fiscal 2006 were:

Type of Fees                 FYE 6/30/2007              FYE 6/30/2006
------------                 -------------              -------------
Audit Fees                   $     148,410              $     123,000
Audit-Related Fees                    -                          -
Tax Fees                            31,200                     29,400
All Other Fees                        -                          -

In the above table, "audit fees" are fees billed for professional services for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. "Tax fees" are fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant with respect to any engagement that directly relates to the operations and financial reporting of the registrant. In accordance with its pre-approval policies and procedures, the audit committee pre-approved all audit and tax services provided by E&Y during fiscal 2007. During the last two fiscal years, there were no non-audit services rendered by E&Y to the registrant's investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant. All of E&Y's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of E&Y.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) Based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days prior to the filing date of this Form N-CSR, the Registrant's Co-Presidents and Treasurer have concluded that the disclosure controls and procedures are effective.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant's Form N-CSR filed on September 8, 2005.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Frontegra Funds, Inc.

     By:  /s/Thomas J. Holmberg, Jr.
          --------------------------------------------------
          Thomas J. Holmberg, Jr., Co-President
          (Principal Executive Officer)

     Date: September 4, 2007
          -----------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By:  /s/Thomas J. Holmberg, Jr.
          --------------------------------------------------
          Thomas J. Holmberg, Jr., Co-President
          (Principal Executive Officer)

     Date: September 4, 2007
          --------------------------------------------------

     By:   /s/William D. Forsyth III
          --------------------------------------------------
          William D. Forsyth III, Co-President and Treasurer
          (Principal Executive and Financial Officer)

     Date: September 4, 2007
          -----------------------------------